INVESTOR DAY 2024

INVESTOR DAY 2024 Forward Looking Statements And Other Important Disclosures This presentation has been prepared by Apollo Global Management, Inc., a Delaware corporation (“HoldCo” and together with its subsidiaries, “Apollo”), solely for informational purposes for its public stockholders and other stakeholders in connection with evaluating the business, operations and financial results of Apollo. References to “Apollo” include Athene Holding Ltd. and its subsidiaries (collectively, “Athene”). This presentation is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities, products or services of Apollo, including interests in the funds, vehicles or accounts sponsored or managed by Apollo (each, an “Apollo Product”). Information and data in the materials are as of June 30, 2024, unless otherwise noted, including information and data labeled “2024”, “Current”, “Today” and similar labeled content. Information and data labeled “Tomorrow”, “Future” and similar labeled content is prospective and aspirational and not intended to denote a particular date in the future unless otherwise noted. Information and data labeled “5 Years” and similar labeled content refers to the year ending or as of December 31, 2029, as applicable, unless otherwise noted, and is prospective and aspirational. Apollo makes no representation or warranty, express or implied, as to the fairness, accuracy, reasonableness or completeness of the information contained herein, including, but not limited to, information obtained from third parties. Unless otherwise specified, information included herein is sourced from and reflects the views and opinions of Apollo Analysts. Certain information contained in these materials has been obtained from sources other than Apollo. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and Apollo does not take any responsibility for such information. This presentation may contain trade names, trademarks and service marks of companies which (i) neither Apollo nor Apollo Products own or (ii) are investments of Apollo or one or more Apollo Products. We do not intend our use or display of these companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, such companies. Company names and logos are trademarks of their respective holders. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict, or guarantee, and are not necessarily indicative of future events or results. This presentation is not complete and the information contained herein may change at any time without notice. Apollo does not have any responsibility to update the presentation to account for such changes. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. This presentation may contain forward looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “target,” “expect,” “intend” and similar expressions are intended to identify forward looking statements. Although management believes that the expectations reflected in these forward looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to inflation, interest rate fluctuations and market conditions generally, the impact of energy market dislocation, our ability to manage our growth, our ability to operate in highly competitive environments, the performance of the funds we manage, our ability to raise new funds, the variability of our revenues, earnings and cash flow, the accuracy of management’s assumptions and estimates, our dependence on certain key personnel, our use of leverage to finance our businesses and investments by the funds we manage, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, and litigation risks, among others. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2024, and our quarterly report on Form 10-Q filed with the SEC on August 8, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our other filings with the SEC. We undertake no obligation to publicly update any forward looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation contains information regarding Apollo's financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States ("non-GAAP measures"). These non-GAAP measures are in addition to, and not a substitute for, measures of financial and operating performance prepared in accordance with U.S. GAAP. While we believe that providing these non-GAAP measures is helpful to investors in assessing the overall performance of Apollo’s business, they may not include all items that are significant to an investor’s analysis of our financial results. Please refer to the Reconciliation of GAAP to Non-GAAP Measures section at the end of this presentation for the definitions of non- GAAP measures presented herein, and reconciliations of GAAP financial measures to the applicable non-GAAP measures. Athene adopted the U.S. GAAP accounting standard related to Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”) as of January 1, 2023, which required Athene to apply the new standard retrospectively back to January 1, 2022, the date of Athene’s merger with Apollo. Certain 2022 U.S. GAAP financial metrics and disclosures in this presentation have been retrospectively adjusted in accordance with the requirements of the adoption guidance of LDTI. Please refer to the discussion of Non-GAAP Measures and Definitions herein for additional information on items that are excluded from Athene’s non-GAAP measure of spread related earnings, which was retrospectively adjusted in accordance with the requirements of the adoption guidance of LDTI. Past performance is not necessarily indicative of future results and there can be no assurance that Apollo or any Apollo Product or strategy will achieve comparable results, or that any investments made by Apollo in the future will be profitable. Actual realized value of currently unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions and circumstances on which the current unrealized valuations are based. Accordingly, the actual realized values of unrealized investments may differ materially from the values indicated herein. Specific references to investments have been provided on a non-performance based criteria for information purposes only. Apollo makes no guarantee that similar investments would be available in the future or, if available, would be profitable. Not all investments shown are currently held by an Apollo Product. Please refer to the Appendix for additional important information. 2

INVESTOR DAY 2024 WELCOME NOAH GUNN Global Head of Investor Relations

INVESTOR DAY 2024 Investor Day Agenda TOPIC PRESENTER TITLE Welcome Noah Gunn Global Head of Investor Relations Strategy Marc Rowan Chief Executive Officer Asset Management: Investing & Origination Jim Zelter Co-President, Apollo Asset Management Credit Business John Zito Deputy CIO of Credit Equity Business David Sambur & Matt Nord Co-Head of Equity Co-Head of Equity Spotlight: Real Assets Olivia Wassenaar Head of Sustainability and Infrastructure BREAK Asset Management: Capital Formation Scott Kleinman Co-President, Apollo Asset Management Institutional Capital Formation Chris McIntyre Global Head of the Institutional Client Group Capital Solutions Eric Needleman Head of Apollo Capital Solutions Global Wealth Stephanie Drescher Chief Client and Product Development Officer Retirement Services Jim Belardi & Grant Kvalheim Athene Chairman, Chief Executive Officer, and Chief Investment Officer Athene USA Chief Executive Officer and President Culture Matt Breitfelder & Bill Lewis Global Head of Human Capital Partner and Co-Chair, Partner Committee Financial Strategy & Capital Priorities Martin Kelly & Susan Kendall Chief Financial Officer Global Head of Strategic Finance Closing and Q&A Marc Rowan & Martin Kelly 4

INVESTOR DAY 2024 We’ve Delivered Strong Returns to Shareholders Over More Than a Decade Note: Annualized Total Return includes stock price appreciation and reinvestment of dividends. Sources: Bloomberg and FactSet. 1. Stock price as of September 27, 2024. 5 $18 $23 $43 $73 $126 MARCH 2011 IPO DECEMBER 2014 INVESTOR DAY NOVEMBER 2019 INVESTOR DAY OCTOBER 2021 INVESTOR DAY OCTOBER 2024 INVESTOR DAY Annualized Total Return Since NYSE Listing vs. S&P 500: 14% 24%~7x Apollo Stock Price $ per share 1

INVESTOR DAY 2024 Industry Leadership and Evolution As A Public Company 1. Alternative asset managers peer group includes ARES, BX, BAM, CG, KKR, OWL, and TPG. 6 S&P 500 Eligibility Independent Chair Largest Financials company eligible for S&P 500 index inclusion Unique among Alts Peers1 Majority Independent Board Provides objective oversight One Share, One Vote Voting structure aligned

INVESTOR DAY 2024 STRATEGY MARC ROWAN Chief Executive Officer

INVESTOR DAY 2024 Our 4th Investor Day… 2019 Achieved in ~4 years 2014 ~2x AUM by 2019 Achieved in <4 years 2021 ~2.5x FRE, ~1.75x SRE, ~2x ANI + Origination, Capital Solutions, Global Wealth targets by 2026 Ahead or On Track for All Metrics ~2x AUM & FRE by 2024 8

INVESTOR DAY 2024 APOLLO

	Ahead or On Track for Our 2026 Targets from Last Investor Day...		...and Updating Our Targets for the Next ~5 Years
FRE	~2.5x	ON TRACK	20% Avg Annual Growth
SRE	~1.75x	AHEAD	10% Avg Annual Growth
ANI PER SHARE	>$9.00	AHEAD	~$15.00
CAPITAL GENERATION	~$15B	ON TRACK	~$21B
AUM	~$1T	ON TRACK	~$1.5T
ORIGINATION	$150B+	AHEAD	$275B+
ACS REVENUE	~$500M	AHEAD	~$1B
GLOBAL WEALTH	$50B+	ON TRACK	$150B+ Cuml. Raised
ORGANIC INFLOWS[1]	*No Target*	*$125B LTM*	$150B+ Avg Annual Inflows

Notes: Targets may not be achieved. We are now presenting Origination as the sum of debt origination and equity origination. 1. Excludes inorganic inflows, leverage, and net segment transfers.

9

INVESTOR DAY 2024 Our Industry Has Been Propelled by Powerful Tailwinds Note: Revenue calculated from fiscal Q1 2009 to Q2 2024. Based on revenue as disclosed in public company filings. 1. Traditional asset managers represents AMG, BEN, BLK, FHI, IVZ, TROW, STT, WETF. 2. Alternative Asset Manager Peers includes KKR and Blackstone fee related revenues. 10 15-Year Revenue Growth 2x 2x 2x 4x 5x 6x 7x S&P 500 Oracle Traditional Asset Managers Microsoft Visa Alternative Asset Manager Peers Apollo 1 2

INVESTOR DAY 2024 An Amazing Time for Our Industry: Play to Win or Risk Reverting to the Mean Note: All rights to the trademarks and/or logos presented herein belong to their respective owners and Apollo's use hereof does not imply an affiliation with, or endorsement by, the owners of these logos. Play to WinPlay Not to Lose 11

INVESTOR DAY 2024 POST-GFC POST-MERGER Apollo’s 35-Year Journey Consistently Growing Our Foundation & Expanding Our Capabilities Through Cycles AT FOUNDING Private Equity Platforms ADIP Capital Solutions Wealth Credit Athene 12

INVESTOR DAY 2024

APOLLO

Massive Market Opportunities in Front of Us



$75T+
GLOBAL INDUSTRIAL RENAISSANCE[1]
~$45T
RETIREMENT[2]
~$150T
INDIVIDUALS[3]
~$50T
RE-THINKING PUBLIC VS. PRIVATE[4]
APOLLO
Today

1. TAMs reflect the views and opinions of Apollo Analysts based on expected aggregate investment/capex demands over the next 10 years. 2. 2021 IAIS Survey and 1Q23 National Association of State Retirement Administrators Survey. 3. Sources: Bain Global Private Equity Report 2023, Altrata World Ultra Wealth Report 2024, Fidelity. 4. Reflects total assets under management of top 25 global asset management firms with capabilities primarily oriented toward active asset management, according to the views and opinions of Apollo Analysts.

13

INVESTOR DAY 2024

APOLLO

Global Industrial Renaissance: Capital Supply / Demand Imbalance

Massive Capital Demand

Energy Transition[1]
~$30-50T+

Power & Utilities[1]
~$30T

Digital Infrastructure[1]
~$15-20T+

APOLLO

BRIDGING THE SUPPLY / DEMAND IMBALANCE

Full Solutions in Limited Supply

Long-Term Capital

Spectrum of Cost of Capital

Capabilities to Structure Solutions

1. TAMs reflect the views and opinions of Apollo Analysts based on expected aggregate investment/capex demands over the next 10 years.

14

INVESTOR DAY 2024 Massive Need for Retirement Products, with New Solutions on the Horizon ~$45 TRILLION 1 Global Retirement Market 1+ BILLION People Worldwide will be Retirement Age by 20302 New International Opportunities Stable Value Structured Settlements Defined Contribution / 401(k) Guaranteed Lifetime Income Tax-Advantaged Products RILA3 Adjacent Markets New Markets 151. 2021 IAIS Survey and 1Q23 National Association of State Retirement Administrators Survey. 2. Estimate based on data from United Nations’ Department of Economic and Social Affairs for people worldwide over the age of 65 by 2030. 3. Represents registered index-linked annuities.

INVESTOR DAY 2024

APOLLO

Individual Investor Opportunity


~$150T
TAM
~50% Private
~2% Private
~1% Private
Family Office
High Net Worth
Mass Affluent
INDUSTRY DIRECTION OF TRAVEL

Sources: Bain Global Private Equity Report 2023, Altrata World Ultra Wealth Report 2024, Fidelity.

16

INVESTOR DAY 2024 Re-Thinking Public vs. Private EQUITY REPLACEMENT FUTURE TARGET FIXED INCOME REPLACEMENT NEXT TARGET EquitiesFixed IncomeAlternatives Enabled by… Apollo Ecosystem Standardized Credit Ratings 17

INVESTOR DAY 2024 Re-Thinking Public vs. Private 1. Sources: Bloomberg, Apollo Chief Economist, chart data reflects period from January 1, 2012, through December 31, 2022. 2. Source: Bloomberg as of September 26, 2024, Apollo Chief Economist. All rights to the trademarks and/or logos presented herein belong to their respective owners and Apollo's use hereof does not imply an affiliation with, or endorsement by, the owners of these logos. 0 50 100 150 200 250 300 0 1 2 3 4 5 6 7 8 9 10 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 $ B$ T TOTAL STOCK OF US CORPORATE BONDS OUTSTANDING (LS) PRIMARY DEALER INVENTORY OF CORPORATE BONDS (RS) Dealer Inventory vs. Corporate Bonds Outstanding1 Indexation & Correlation • 10 COMPANIES = record high 36% of the S&P 500 Index2 • S&P 500 = 85% of the Total Equity Market Cap2 18

INVESTOR DAY 2024 Apollo is Uniquely Built for the Market Opportunity 19

INVESTOR DAY 2024 20 Ability to Raise Capital Right Cost & Form of Capital Capacity to Originate Apollo Is Uniquely Built With This In Mind Culture What People Think Constrains the Industry… PERCEPTION What Actually Constrains the Industry… REALITY

INVESTOR DAY 2024

APOLLO

Investment Culture Grounded in High Performance & Alignment

TOP HOME FOR TALENT

"Best Place to be a Partner"

Investment Culture

PURCHASE PRICE MATTERS

EXCESS RETURN PER UNIT OF RISK

Innovation

DEALS
intel

PLATFORMS
ATLAS SP

NEW PRODUCTS
Altitude

UNPARALLELED ALIGNMENT

Aligned Compensation

$6B+ Employee Stock Ownership[1]

~$2B Employee Investments in Apollo Funds[2]

1. Based on APO share price as of September 27, 2024. 2. As of April 30, 2024.

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INVESTOR DAY 2024 The Ability to Originate Assets That Offer Alpha (Excess Return) is the Key Driver of Our Business

INVESTOR DAY 2024 Building & Owning Recurring Origination is Essential Note: The 5-year target is now inclusive of all Origination, both debt origination and equity origination. 1. Origination Platforms are portfolio companies of funds managed by Apollo. 23 Origination Platforms1 High-Grade Corporate Solutions ~$8B Equity Invested ~4,000 Employees Investor Day 2021 Annual Run-Rate LTM 2Q'24 2029E $164B $275B+ ~$80B

INVESTOR DAY 2024 Assets Are Scarce; We Are Aligned With Our Clients to Maximize Value 24 ADIP Apollo-Athene Dedicated Investment Program Institutional & Wealth Clients Athene Balance Sheet 1 Dedicated Co-Investment Third-Party Capital 32 Fee Generating AUM $235B1 $69B $392B 1. Represents Athene AUM excluding ACRA non-controlling interests.

INVESTOR DAY 2024 Retirement Services is Core to Our Business Model 25 Asset Management Perspective Retirement Services Perspective Need for Long-Term Safe Yield Capacity to Originate

INVESTOR DAY 2024 We Have Built The Leading Retirement Services Franchise 26 Our Right to Win in Retirement Services Asset Outperformance Management Cost Structure / Scale Capital Product Distribution

INVESTOR DAY 2024

APOLLO

Asset Outperformance

Proprietary Asset Origination


Zero
Excess Spread
PUBLIC IG
CORPORATES
150+
Bps Excess Spread
Target
ATHENE

- Origination Platforms
- High-Grade Corporate Solutions
- Private IG
- Equity & Hybrid Ecosystem

Differentiated Asset Allocation


~5%
Alts
<1%
Stocks
includes
<1% RE Equity
Athene
97% NAIC 1 & 2[2]
~47%
Asset Backed
(ABS/Mortgages/CLOs)
VS.
~6%
Alts
~14%
Stocks
includes
~2% RE Equity[1]
All U.S.
Insurers[3]
95% NAIC 1 & 2[3]
~24%
Asset Backed

- **De Minimis High-Yield, RE Equity & Public Stocks**
- **Fewer Alternatives, and more in Hybrid**
- **Led the industry in Fixed Income Replacement, incl Asset-Backed**

Note: Net invested assets includes Athene's proportionate share of ACRA investments, based on Athene's economic ownership, but does not include the proportionate share of investments associated with the non-controlling interests as of June 30, 2024. 1. CRE equity includes affiliated and unaffiliated real estate from Schedule BA and Schedule A directly held real estate as reported on statutory filings, aggregated by SNL Financial as of December 31, 2023. 2. As of June 30, 2024, 97% of $166 billion of available-for-sale securities designated NAIC 1 or 2. 3. Based on NAIC data as of December 31, 2023. Figures are as a % of US statutory general account assets.

27

INVESTOR DAY 2024 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E RETAIL ANNUITIES FLOW REINSURANCE PENSION GROUP ANNUITIES FUNDING AGREEMENTS Product Distribution 28 1. Previously announced target of $70 billion or more of estimated inflows in FY'24. 2. Funding agreements are comprised of funding agreements issued under Athene’s funding agreement backed note (FABN) program, secured and other funding agreements, funding agreements issued to the Federal Home Loan Bank (FHLB) and long term repurchase agreements. $3B $4B $9B $11B $13B $18B $28B $37B $48B $63B $70B ~23x Gross Organic Inflows 2 1

INVESTOR DAY 2024

APOLLO

Capital

Primary Equity Capital Raised Since 2010


$20B
$28B
ATHENE
APOLLO
Rest of Industry

Regulatory Capital Backing Reserves[1]


$35B
$33B
$23B
$19B
$18B
$15B
$13B
$10B
$9B
MassMutual
ATHENE
Prudential
MetLife
corebridge financial
Manulife
PACIFIC LIFE
Lincoln Financial Group
Global Atlantic FINANCIAL GROUP

We Have Led the Industry in Raising Capital

Note: Athene and Apollo data as of June 30, 2024. Peer data as of December 31, 2023. 1. Represents the aggregate capital of Athene's U.S. and Bermuda insurance entities, determined with respect to each insurance entity by applying the statutory accounting principles applicable to each such entity. Adjustments are made to, among other things, assets and expenses at the holding company level. Includes capital from the non-controlling interests in ACRA as well as ~$4B of undrawn, on-demand equity capital in ADIP. For peers, regulatory capital is U.S. statutory total adjusted capital plus Bermuda total adjusted capital and exclusive of all non-U.S. and Bermuda regulatory capital.

29

INVESTOR DAY 2024 0.37% 0.35% 0.35% 0.29% 0.27% 0.25% 0.32% 0.74% 0.66% 0.61% 0.64% 0.70% 0.62% 0.67% 2019 2020 2021 2022 2023 YTD '24 19-'23 Avg. ATHENE INDUSTRY Cost Structure / Scale Note: Figures are U.S. statutory G&A divided by average total U.S. statutory assets. Industry includes: Allianz, Corebridge, Global Atlantic, Mass Mutual, MetLife, Nationwide, New York Life, Pacific Life, and Prudential. Athene GAAP operating expenses divided by average net invested assets were 0.28% for 2019, 0.24% for 2020, 0.23% for 2021, 0.25% for 2022, 0.23% for 2023, 0.21% YTD ’24 and average 0.25% from 2019-2023. 30 35bps of expense outperformance

INVESTOR DAY 2024 $60 $59 $67 $72 $82 $111 $125 $175 $210 $238 $279 $302 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q'24 Management 1. Includes the non-controlling interests in ACRA. 31 MANDATORY CONVERTIBLE ADIP II ADIP I+$51B over 5 years +$99B over 3 years +$92B over 3 years Athene Ecosystem Gross Invested Assets1 ($B)

INVESTOR DAY 2024 Management Through Changing Rate Environments 32 3M SOFR 29% 17% 7%3 Athene SRE1 % Net Floating Rate Assets2 1. For periods prior to 2022, SRE represents Athene's historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity-based compensation related to Athene's long-term incentive plan and operating income tax. 2. Calculated as floating rate investments less floating rate liabilities at notional divided by ending net invested assets for the respective period. 3. As of June 30, 2024. $0.7B $1.1B $1.3B $1.4B $1.3B $2.5B $2.5B $3.1B $3.2B 2016 2017 2018 2019 2020 2021 2022 2023 2024E

33 What It Means in 2023 & 2024 INVESTOR DAY 2024 2023 Reported 2023 SRE $3.1B 2024 Mgmt Actions, if Taken in 2023: Hedges, Carry Cost, & Portfolio Rotation (0.3B) Illustrative Re-Based 2023 SRE $2.8B 2024 Re-Based 2023 SRE $2.8B Organic Business Growth +0.2B Portfolio Optimization +0.1B Interest Rate Benefit +0.1B Estimated 2024 SRE $3.2B % YoY Growth (from Re-Based 2023) ~14% Year-End Expected 3M SOFR1 4.35% Note: Re-Based 2023 SRE for Management Actions and % YoY Growth Estimate (Re-Based) are illustrative presentations and do not reflect actual 2023 SRE or management's disclosed estimate of year over year SRE growth for 2023 to 2024, respectively. SRE for 2023 was $3.1 billion. Management actions included adopting certain defensive asset allocation and interest rate hedging strategies, among other actions. 1. 3-Month SOFR Curve is an internal Apollo estimate, not reflective of the projected forward curve.

INVESTOR DAY 2024 $2.5B $2.5B $3.1B $3.2B $3.0B 2021A 2022A 2023A 2024E 2025E 2026E 2027E 2028E 2029E SRE Outlook Note: For periods prior to 2022, SRE represents Athene's historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity-based compensation related to Athene's long-term incentive plan and operating income tax. 34 2021 Investor Day Target Target ~10% AVG GROWTH over next ~5 years

INVESTOR DAY 2024 Ecosystem Outlook (Athene + ADIP) $60 $59 $67 $72 $82 $111 $125 $175 $210 $238 $279 $302 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q'24 2024E 2025E 2026E 2027E 2028E 2029E ~$600B Target 202 35 Athene Ecosystem Gross Invested Assets1 ($B) ~15% Avg Ecosystem Growth over Next ~5 Years 1. Includes the non-controlling interests in ACRA.

INVESTOR DAY 2024 High Conviction Growth Plan with Multiple Sources of Upside 36

INVESTOR DAY 2024 Our 5-Year Growth Targets 37 20% Avg Growth FEE RELATED EARNINGS 10% Avg Growth SPREAD RELATED EARNINGS ~$21B CAPITAL GENERATION

INVESTOR DAY 2024
APOLLO

This is a Continuation of Our Long-time Story

... Upside Aligned with ~5Y Drivers & Big TAMs

SEEDS FOR THE FUTURE

- Equity Replacement
- New Retirement Markets

Long-term Upside

Scaling our Foundation Enables...

5-YEAR GROWTH DRIVERS

- Third-Party Credit
- Equity ex-Flagship Private Equity
- Global Wealth
- Fixed Income Replacement

Accelerated Growth ▶ >2x next ~5 years[1]

FOUNDATION

- Athene & ADIP
- Origination
- Capital Solutions
- Institutional Capital Formation
- Flagship Private Equity

Continue Trajectory ▶ 1.5-2x next ~5 years[1]

1. Represents targeted fee-related revenue growth.

38

INVESTOR DAY 2024 Building the Next Generation Financial Services Business 39 $2.3T $3.4T 1.4x 1.3x 1.7x 1.0x 67% 12% 9% 8% 4% 62% 12% 10% 9% 6% TODAY’S MARKET CAP 2014 MARKET CAP 5.0x ALTERNATIVE ASSET MANAGERS BANKS INSURANCE TRADITIONAL ASSET MANAGERS SPECIALTY FINANCE ~4% CAGR Note: Alternative asset managers represents APO, ARES, BX, CG, KKR; Banks represent JPM, BAC, WFC, C, PNC, ALLY, USB, TFC, COF, MTB, FITB, HBAN, RF, CFG, KEY, CMA, ZION, NTRS, WBS, SBNY, VLY, FNB, NYCB, EWBC, WAL, RY, TD, BMO, BNS; Specialty Finance represents COOP, PFSI, CACC, OMF, AXP, DFS, SYF, SLM, AER, AL, BXMT, ARCC, FSK, MAIN, PSEC, GBDC; Traditional asset managers represents AMG, BEN, BLK, FHI, IVZ, TROW, STT, WETF; Insurance represents VOYA, AFL, TSX:POW, RGA, UNM, MET, TSX:MFC, PRU, TSX:SLF, TSX:GWO, PRI, GL; As of September 27, 2014 for companies public 10 years ago and as of September 27, 2024 for current market caps. 1.5x

INVESTOR DAY 2024 Today’s Takeaways 40 MASSIVE MARKET Opportunity 1 UNIQUELY BUILT for the Opportunity 2 CLEAR GROWTH PLAN With Upside Drivers 3

INVESTOR DAY 2024 We GET to do this 41

INVESTOR DAY 2024 ASSET MANAGEMENT: INVESTING & ORIGINATION JIM ZELTER Co-President, Apollo Asset Management

INVESTOR DAY 2024

INVESTOR DAY 2024 44 Ability to Raise Capital Right Cost & Form of Capital Capacity to Originate Origination is the Lifeblood of the Alternatives Industry Culture What People Think Constrains the Industry… What Actually Constrains the Industry…

INVESTOR DAY 2024 Unprecedented Need for Secular CapEx 1. TAMs reflect the views and opinions of Apollo Analysts based on expected aggregate investment/capex demands over the next 10 years. 2. Apollo Chief Economist. Represents the amount of highly leveraged debt maturing in the next five years. 3. 2024 Bain Global Private Equity Report. Represents unrealized buyout value as of December 31, 2023. 45 PRIMARILY NON- INVESTMENT GRADE $3T+ 2 $3T+ 3 PRIMARILY INVESTMENT GRADE ~$30-50T+ 1 ~$30T 1 Leveraged Finance Overhang Sponsor Overhang Energy Transition Power & Utilities Digital Infrastructure ~$15-20T+ 1

INVESTOR DAY 2024 A New Era, a New Need… 46 ? 1890-1920 2024+ Railroads Rural Electrification Auto Industry Energy Transition Power & Utilities Digital Infrastructure Money Printing Growing Valuations Globalization Insurance Companies Banks / Capital Markets 1990-2020

INVESTOR DAY 2024 …And the Market Continues to Evolve 47 Evolution of Market Structure Changing Regulatory Environment Human Capital Transition Migration to Short-Term Capital

INVESTOR DAY 2024 The Paradigm Has Shifted 48 Banks Private Capital Daily liquidity Leveraged Long-dated customer relationships Long-dated capital Unlevered Deep client relationships Public Capital Markets Daily liquidity Unlevered Indexed and limited client relationships

INVESTOR DAY 2024 Apollo & Athene Are the Partner of Choice for Today’s Financing Needs 49 Principal Mindset Relationship- Focused All-Weather Holistic Capital Flexible in Term and Structure Differentiated Approach Trusted Partner

INVESTOR DAY 2024 We Have Built a Proprietary Machine to Originate 50 Client Partnerships Bank Partnerships Corporate Direct Origination Origination Platforms Primary Call Secondary Market Sponsor Coverage TRADITIONAL APOLLO

INVESTOR DAY 2024 Custom Made, Investment Grade 51 Years in the making 17 teams 90 team members 60+ pockets of capital $11B High Grade Capital Solution

INVESTOR DAY 2024 Benefits of “Owning” Origination 52 Synthetic Risk Transfers Only invest in equity tranche EQUITY Ability to invest in all tranches of debt and the equityBB BBB A AAA AA EQUITY No control No alignment High leverage Counterparty issues Full control Full alignment Low leverage No counterparty issues Bank Retained Exposure

INVESTOR DAY 2024 Our Capabilities and Solutions Span the Risk / Return Spectrum 53 Corporate Private Equity Hybrid Real Assets / Sustainability Multi- Credit Asset- Backed Direct Origination Opportunistic Credit Equity FIXED INCOME Replacement EQUITY Replacement

INVESTOR DAY 2024 Shareholder Value from Originated Deal 54 ALPHA GENERATION FOR CLIENTS FRE, SRE, AND PII PROPRIETARY ASSET ORIGINATION Originated Deal To Apollo • Management Fees (FRE) • Capital Solutions Fees (FRE) • Athene Excess Spread (SRE) • Performance Fees (PII) To Investors • Excess Net Return EXCESS RETURN Investor Funds / Third-Party Athene / ADIP Third-Party Syndication

INVESTOR DAY 2024 2020 2021 Three to Five Year Investor Day Target LTM 2Q'24 ~5 Year Target PLATFORMS CORE CREDIT HIGH GRADE CAPITAL SOLUTIONS EQUITY 2021 Investor Day 3-5 Yea T rget The Origination Machine Evolution Note: While our 2021 Investor Day target was debt origination only, we are now presenting Origination as the sum of debt origination and equity origination. We believe that this updated metric better represents the totality of our proprietary origination activity across asset classes. 55 $60 ~$150+ $164 $275+ (ORIGINATION $ IN BILLIONS) 2029E

INVESTOR DAY 2024 CREDIT BUSINESS JOHN ZITO Deputy CIO of Credit

INVESTOR DAY 2024 57

INVESTOR DAY 2024 58 Flexibility Creativity Duration Diversification What Does the Market Need?

INVESTOR DAY 2024
APOLLO

Traditional Credit

- LOANS
- HY BONDS
- IG BONDS
- EMERGING MARKET DEBT
- CLOs

Apollo Credit

- LOANS
- HY BONDS
- IG BONDS
- EMERGING MARKET DEBT
- CLOs
- PREFERRED EQUITY
- CRE & RMBS
- EQUIPMENT
- AVIATION
- TRADE FINANCE
- MEDIA RIGHTS
- INFRA-STRUCTURE
- DIRECT LENDING
- PRIVATE INVESTMENT GRADE
- CONSUMER
- FLEET
- SPORTS TRANSFERS
- MUSIC ROYALTIES
- FUND FINANCE
- WAREHOUSE
- DISTRESSED

59

INVESTOR DAY 2024 Corporate Credit $365B AUM Diversified and scaled product suite across asset classes Asset-Backed Finance $197B AUM Note: Asset-Backed Finance AUM includes Commercial Real Estate Debt, Infrastructure Debt, and Apollo Clean Transition Capital. 60 $562B CREDIT AUM DIRECT ORIGINATION • Apollo Origination Partnership (AOP) • Apollo Debt Solutions BDC (ADS) • Credit Secondaries (S3) MULTI-CREDIT • Total Return Fund (TRF) • Total Return – Investment Grade (TRIG) OPPORTUNISTIC • Accord / Accord+ Series • Credit Strategies • Defined Return (ADR) • Diversified Credit Fund (ADCF) ASSET-BACKED FINANCE • Asset-Backed Finance (ABF) • Asset Backed Credit Company (ABC) • Clean Transition Capital (ACT) • Real Estate Debt

INVESTOR DAY 2024 61 ~550 Sponsor Relationships ~3,900 Issuers Covered $134B Total Credit Trading Volume ~4,000 Originators 16 Origination Platforms $151B Debt Origination (2Q’24 LTM) Note: All figures sourced as of June 30, 2024. Origination platforms are portfolio companies of funds managed by Apollo.

INVESTOR DAY 2024 PRIVATE MARKETS ASSET- BACKED FINANCE Disciplined, Repeatable Investment Process Strategic Investor Relationships Sector Expertise PUBLIC MARKETS CORPORATE CREDIT Emphasis on Downside Protection and Capital Preservation Aligned Insurance Balance Sheet Minimal Defaults and Losses We seek to allocate capital to the best risk/reward in the current market environment Note: Reflects historical results. Past performance is not indicative of future results. 62

INVESTOR DAY 2024 Note: Average pension fund asset allocation based on Willis Towers Watson Report as of 2022. Alternatives includes private equity, hedge funds, real estate, alternative and miscellaneous asset classes. 63 Fixed Income Fixed Income Alpha Fixed Income Beta Equity Equity Alternatives Alternatives AVERAGE PENSION FUND ASSET ALLOCATION We are in the REPLACEMENT business… WHERE IT’S GOING

INVESTOR DAY 2024 APOLLO

...And It's Time to **Fix the Traditional Approach to Fixed Income**

Top 200 Pension Plan Average Allocations


Cash, 2%
Other
Private Credit, 1%
Global Equity, 7%
Other Alt, 9%
Non-US Equity, 13%
Fixed Income 22%
US Equity, 21%
Real Estate, 10%
Private Equity, 15%

Our Approach to Fixed Income Replacement


Yield
10%
9%
8%
7%
6%
5%
AA
BBB
BB
B
Excess spread from Apollo Origination Ecosystem
Total Return IG, 7.8%
Total Return Fund, 9.1%
Defined Return, 10.3%
Credit Fund, 9.3%
ICE BofA U.S. HY Index, 8.0%
Bloomberg Baa U.S. Corporate, 5.9%
Bloomberg U.S. Agg, 5.3%

Source: Apollo Analysts, Barclays, ICE BofA, Pension & Investments. (Left): As of February 29, 2024. (Right): Data as of April 30, 2024. For illustrative and discussion purposes. Represents the views and opinions of Apollo Analysts. Subject to change at any time. Credit ratings are statements of opinions and not statements of facts or recommendations to purchase, hold or sell securities. Fund ratings are based on the underlying investment ratings using S&P, Kroll, Moody's, and Apollo Analysts. There is no guarantee that similar allocations or investments will be available in the future. Future results may vary substantially. Please refer to the Forward Looking Statements and Other Important Disclosures at the beginning of this presentation, and Additional Important Information at the end of this presentation for additional information relating to forward looking statements and the use of index comparisons. There can be no assurance that Apollo will be successful in implementing its investment strategy or that investment objectives will be achieved. Diversification does not ensure profit or protect against loss.

64

INVESTOR DAY 2024 Source: 2024 Asset Allocation Review published by The Callan Institute, dated January 2, 2024 “Risky Business Update: Our 2024 CMAs Change the Equation”. Fixed Income Allocation: U.S. Fixed Income. Equity Allocation: Small-to-Mid Cap Equity, Large Cap Equity, Private Equity, Real Estate. 2024 allocations dated as of January 2024. 65 85% 4% 52% 1994 2022 2024 FIXED INCOME RECOMMENDED ALLOCATIONS EQUITY RECOMMENDED ALLOCATIONS Allocations Are Shifting Back Toward Fixed Income

INVESTOR DAY 2024
APOLLO


Private Market's Share
~$1T
~$3T
~3x
~$9T
Private Markets Barely Perceptible
Sub-IG Market[1]
Investment Grade Market

Significant untapped potential within the IG markets

Note: For illustrative purposes only. Reflects views and opinions of Apollo Analysts. Sources include ICE, Bank of America, Preqin and PitchBook LCD. 1. Defined as high-yield and leveraged finance market size.

66

INVESTOR DAY 2024 $1.7T DEDICATED FUNDS 2 $500B+ DEDICATED FUNDS 4 $20T+ ADDRESSABLE MARKET 3 1. Reflects all unsecured corporate across Broadly Syndicated Loans, Direct Corporate and High-Yield made by commercial banks and non-banks per Federal Reserve as of December 2023. 2. Source: Preqin Global Private Debt Report, January 2024. 3. Source: SIFMA, JP Morgan, Citi, Apollo Analysts, Financial Stability Board report on total private financial assets originated and held by non-banks, as of December 2023. 4. Preqin, as of May 2024. 67 $3T+ ADDRESSABLE MARKET 1 Direct Lending Asset-Backed Finance Massive addressable market in asset-backed finance

INVESTOR DAY 2024

APOLLO

Asset-Backed Finance is Just Getting Started…


~1.5x
~$70B
~$105B
2021
TODAY
NON-THIRD-PARTY AUM
~3x
~$30B
~$92B
2021
TODAY
THIRD-PARTY AUM

Note: Asset-Backed Finance AUM includes Commercial Real Estate Debt, Infrastructure Debt, and Apollo Clean Transition Capital. ADIP is included in Third-Party AUM. Athene and Athora are included in non-third-party AUM.

68

INVESTOR DAY 2024 $4B $12B LAUNCH (JAN '21) 2Q22 2Q24 $5B in 3 years, with ramp-up continuing to accelerate +$12B +$2.8B Capital Raised in 1H’24 Alone 69 Apollo Debt Solutions is a Powerful Example of Our Ability to Scale ’ ASSETS UNDER MANAGEMENT: 2 ’24

INVESTOR DAY 2024 Note: AUM 5 Years Ago as of December 31, 2019. 70 Today 2029E5 Years Ago $248B CREDIT AUM ~2x $562B CREDIT AUM Where We’re Going – Targeting Significant Scaling in Credit Over The Next 5 Years

INVESTOR DAY 2024 Note: Third-Party Credit fees include ADIP-related fees. 71 Third-Party Non Third-Party 2019 2024 20295 Year Target2Q’242019 Meaningful Acceleration in Third-Party Revenue Growth 2029E ~20% CAGR ~25% CAGR CREDIT FEES (MANAGEMENT FEES + FEE-RELATED PERFORMANCE FEES)

INVESTOR DAY 2024 72

INVESTOR DAY 2024 EQUITY BUSINESS DAVID SAMBUR & MATT NORD Co-Heads of Equity

INVESTOR DAY 2024 Perspective Matters 74 Industry View Our Perspective

INVESTOR DAY 2024 Apollo Equity’s Growth Plan 75 Next 5 Years Primary Growth Drivers Scaling Strategies Foundation Established Leader 1 2 Long-Term Upside Next Strategic Pillars 3 35-Year Track Record of Differentiated Performance Cycle-Tested Team with Apprenticeship Culture Compelling Growth Prospects Equity Replacement Products for Retirement Markets More to Come… Climate / Infrastructure Secondaries Corporate Private Equity AAA Hybrid Value & SMAs

INVESTOR DAY 2024 Can the Private Equity Industry Adapt? Source: 1. Bain & Company Global Private Equity Report 2024; represents 2013-2023 time frame. For illustrative purposes only and does not represent any actual Apollo Funds’ investment. Based on the views and opinions of Apollo Analysts. “Apollo’s Illustrative Value Creation Bridge” is premised upon core private equity investment principles, including without limitation the prioritization of cash flow and operational improvements (e.g., capital structure optimization and EBITDA growth) as key sources of value creation. 2. X (Twitter) as of July 7th, 2024 (@BoringBiz_). 76 47% 53% <1% FCF GENERATION/OPERATIONAL IMPROVEMENT MARKET/REVENUE GROWTH MULTIPLE EXPANSION Industry1 Apollo “Alpha” “Beta” It was not just a decade of low interest rates and high leverage … … you added real operational value to your portfolio companies2

INVESTOR DAY 2024

APOLLO

Private Equity is Core to Apollo's DNA

Private Equity's Differentiated Approach...



Purchase Price Matters
Industry Expertise
Flexible Across Cycles
Excess Return Per Unit of Risk
Alpha at Scale
Proprietary Sourcing

...Permeates the Apollo Ecosystem

- Talent & culture
- Repeatable, transferrable capabilities & best practices
- Relationships & industry insights
- Cross-platform sourcing
- Innovative new product strategies

39% Gross / 24% Net IRR Top Quartile Performance Across Cycles[1]

1. As provided by ThomsonOne, net IRR includes performance from Fund I through Fund X for the period 1990 through June 30, 2024 and represents the quarter-end investment-related cash flows to and from each applicable Apollo Fund (and not to and from the investors therein).

77

INVESTOR DAY 2024

APOLLO

Our Industry Leading Performance Tees Us Up For a Strong Fund XI

We've Remained Disciplined ...

CREATION MULTIPLES[1]


11-12x
~5x Discount to Market
6-7x
Industry Entry Multiple[2]
Apollo Entry Multiple

LEVERAGE[1]


2-3x Discount to Market
~6x
3-4x
Industry Entry Leverage[2]
Apollo Entry Leverage

... And Consistently Delivered for Our Investors

As of Q2 2024	Fund IX ~$25B (2018 Vintage)	Fund X ~$20B (2023 Vintage)
IRR (Gross / Net)	29% / 20%	47% / 20%
DPI[2] (Gross / Net)	0.6x / 0.5x	0.3x / 0.2x
Industry DPI[2] (Net)	*0.2x*	*n/a*

Note: As of June 30th, 2024, unless otherwise noted. 1. Industry Source: Pitchbook LCD Database. Apollo figures represent average Entry Multiple and Entry Leverage across both Fund IX and Fund X. 2. Gross DPI figure reflects Gross Realized MOIC, which is total proceeds over invested capital. Net DPI figure reflects the since-inception distributions over the since-inception paid-in-capital and excludes respective amounts for certain parties who may not pay fees or performance fees. The since-inception paid-in-capital and the since-inception distributions have been adjusted to exclude the return of uninvested capital in accordance with the return of contributions provisions of the relevant prior fund partnership agreements and any amounts deemed to be bridge distributions pursuant to the bridge financing provisions of the relevant prior fund partnership agreements. Industry Source: Market Source as of Q4 2023 from Cambridge Associates and calculated as pooled Net DPI for buyout funds in each vintage.

78

INVESTOR DAY 2024

APOLLO

Our Scaling Strategies are Poised for Growth, Supported by Huge Addressable Markets

We Have Toeholds in Strategies that Address Massive Macro Themes

Infrastructure	Energy Transition	Secondaries
~$45-50T+[1]	~$30-50T+[1]	~$15T+[2]

TOTAL ADDRESSABLE MARKET

Apollo's Right to Win

- Integrated Origination Ecosystem
- Offerings that Span Risk-Reward Spectrum
- Flexibility & Creativity
- Scale of Capital

~$20 Billion AUM Today vs. $100+ Trillion Market Opportunity

1. TAMs reflect the views and opinions of Apollo Analysts based on expected aggregate investment/capex demands over the next 10 years. 2. Preqin as of July 2024. Unrealized NAV and "dry powder", where dry powder is defined as the amount of money that investors have committed, often by limited partners, but has not yet been allocated to a specific investment.

79

INVESTOR DAY 2024 Our Hybrid Ecosystem is Positioned to Capture a Massive Opportunity 80 We Are Starting From A Leading PositionWhy the “Hybrid” Opportunity Exists >$70 B AUM High Single Digit Cost of Debt Equity Returns Being Squeezed Low Single Digit Cost of Debt 20%+ Equity Returns OPPORTUNITY FOR “HYBRID” AAA Hybrid Value & SMAs Other Hybrid

INVESTOR DAY 2024
APOLLO

AAA: A Unique Product Driving Growth

Apollo Aligned Alternatives (AAA)


NET ASSET VALUE (NAV)
$8B
$18B
Two Years Ago[1]
Today[2]
Future
Apollo Balance Sheet
Third-Party Investors

Key Highlights

Winning Strategy

- Apollo's Balance Sheet Investing Strategy
- Hybrid Risk-Reward
- Investor-Friendly Structure and Fees
- For Institutional, Wealth & Retirement (401(k)) Markets

10-Year Track Record of Excellence

- Low Double Digit Net Returns
- <5% Volatility
- One Down Quarter Over 40 Quarters[3]

1. Data as of June 30, 2022. 2. Data as of June 30, 2024, including 3Q'24 anticipated subscriptions. 3. Data as of June 30, 2024. Represents the performance of the AAA Strategy from March 2015 through 1Q'22, and the performance of Apollo Aligned Alternatives from April 2022 through June 30, 2024. The Inception Date of Apollo Aligned Alternatives was April 1, 2022. The period FY 2015 – 1Q'22 represents an illustrative track record of positions that are intended to represent positions that would have been included in AAA had it been in place.

81

INVESTOR DAY 2024 We Are Focused on Addressing A Larger Market Opportunity Than Other Alts Managers Note: Average pension fund asset allocation based on Willis Towers Watson Report as of 2022. Alternatives includes private equity, hedge funds, real estate, alternative and miscellaneous asset classes. 82 Fixed Income Fixed Income Alpha Fixed Income Alpha Fixed Income Beta Fixed Income Beta Equity Equity Equity Alpha Equity Beta Alternatives Alternatives Alternatives AVERAGE PENSION FUND ASSET ALLOCATION FUTURENEAR FUTURE

INVESTOR DAY 2024 Equity Replacement & Products for Retirement Will Be Long-Term Growth Drivers Sources: 1. Bloomberg, Cambridge Associates and Apollo Chief Economist. As of July 31, 2024. 83 7,499 4,315 1998 2023 # OF PUBLIC COMPANIES Smaller Investable Universe1 Rise of Indexation1 58% 30% 50% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 % ACTIVE EQUITY FUNDS % PASSIVE EQUITY FUNDS Public Markets are Broken

INVESTOR DAY 2024

APOLLO

Compelling Growth in Equity AUM with Upside


$84B
AUM
$135B
AUM
~2x
5 Years Ago
Today
2029E

KEY DRIVERS

- **Private Equity**
  Fund XI
- **Scaling Strategies**
  Climate / Infrastructure Secondaries
- **Hybrid / Equity Replacement**
  HVF / SMAs
  AAA

LONG-TERM UPSIDES

- Equity Replacement
- Retirement
- New Products

Note: AUM 5 Years Ago as of December 31, 2019.

84

INVESTOR DAY 2024 Our View Today’s Perspective Our Long-Term Vision 85

INVESTOR DAY 2024 SPOTLIGHT: REAL ASSETS OLIVIA WASSENAAR Head of Sustainability & Infrastructure

INVESTOR DAY 2024

APOLLO

Applying the Apollo Playbook to Real Asset Markets with Massive TAMs

Integrated Origination Teams Across Credit & Equity

+

Relationship-Driven Origination Approach

+

Focus on Downside Protection & Purchase Price Matters

+

Products Across our Target Risk/Return Spectrum

+

Differentiated Ability to Execute at Scale

ENERGY TRANSITION
~$30T to $50T+[1]

POWER & UTILITIES
~$30T[1]

DIGITAL INFRASTRUCTURE
~$15T to $20T+[1]

REAL ESTATE
~$10T to $12T+[1]

1. TAMs reflect the views and opinions of Apollo Analysts based on expected aggregate investment/capex demands over the next 10 years.

87

INVESTOR DAY 2024 88 Financing the Global Industrial Renaissance ~$25B Capital Deployed into Next-Generation Infrastructure since 20221 Company Sector Solution Type Silicon Carbide Manufacturing Credit Renewable Energy Production Credit Northern Virginia Data Center Campus Hyperscale Data Center Facilities Credit Hyperscale Data Center Facilities Credit LNG Shipping Platform Equity Chip Manufacturing Equity SELECT EXAMPLES (2022-2024) 1. Capital deployed, committed, or arranged by Apollo and affiliates since January 1, 2022, that supports the build out of low-carbon infrastructure, data centers, or computing infrastructure. Strong Momentum Providing Solutions Across the Capital Structure…With Significant Runway for Growth

INVESTOR DAY 2024 APOLLO

Infrastructure & Clean Transition Strategies that Cover our Target Risk-Return Spectrum


Higher Return
APOLLO CLEAN TRANSITION CAPITAL
("ACT CAPITAL")
Credit & Structured Solutions
APOLLO INFRASTRUCTURE COMPANY
("AIC")
Core / Core+ Infrastructure
APOLLO INFRASTRUCTURE OPPORTUNITIES
("AIOF")
Core+/ Value Add Infrastructure
APOLLO CLEAN TRANSITION EQUITY PARTNERS
("ACT EQUITY")
Private Equity
Venture Capital/ Growth Equity
Higher Risk

We expect Infrastructure & Clean Transition AUM to more than double over the next ~5 years

89

INVESTOR DAY 2024 APOLLO

Case Study: Apollo Clean Transition Capital ("ACT Capital")

Apollo's Platform Creates Differentiated Investment Opportunities[1]



Credit
Corporate Direct Origination
Origination Platforms
Credit
Sponsor Direct Lending
Clean Transition Capital Origination Ecosystem
Climate Team
Infrastructure Team
Origination Partnerships
WEC Energy Group
VONOVIA
AIRFRANCE
intel
GRIDTEK
Primary Energy
MidCap Financial
ATLAS SP
Apterra
longroad ENERGY
ESDEC
TAKKION
ENERGOS
NewFortress energy
DORAL LLC
US Wind
SUMMIT RIDGE ENERGY

ACT Capital Key Features

- ✓ **Excess Return per Unit of Risk and Downside-Protection**
- ✓ **Investments Aligned with Apollo's Climate & Transition Framework**
- ✓ **Diversification across Target Sectors and Geographies**
- ✓ **Predictable Cash Flows backed by Large High-Quality Companies**
- ✓ **Flexibility to Invest Across the Capital Structure**

1. Logos represent either (i) platforms affiliated with Apollo or (ii) companies that Apollo platforms or vehicles affiliated with Apollo have provided capital to or arranged capital for in the past and is not indicative of the existing holdings of any particular Apollo vehicle.

90

INVESTOR DAY 2024 SCOTT KLEINMAN Co-President, Apollo Asset Management ASSET MANAGEMENT: CAPITAL FORMATION

INVESTOR DAY 2024 92 Ability to Raise Capital Right Cost & Form of Capital Capacity to Originate Culture What People Think Constrains the Industry… What Actually Constrains the Industry…

INVESTOR DAY 2024 Progress Since Our 2021 Investor Day 93 Capital Solutions Achieved Annual Revenue Target of ~$500M Well Ahead of Forecast Wealth On Track to Achieve Cumulative Fundraising Target of $50B+ Early Institutional Growth Trajectory Ahead of Expectations

INVESTOR DAY 2024 $18 $70 2019 LTM 2Q'24 <$1 $11 2019 LTM 2Q'24 $15 $45 2019 LTM 2Q'24 $123 $611 2019 LTM 2Q'24 We Have Scaled Capital Formation Across All Channels 94 Wealth Retirement Institutional Capital Solutions +$11 ~3x ~4x ~5x (CAPITAL RAISED IN $B) (ORGANIC INFLOWS IN $B) (CAPITAL RAISED IN $B) (FEE-RELATED REVENUE IN $M)

INVESTOR DAY 2024 Our Clients and Their Needs Have Evolved Over Time… 95 Public Equity Fixed Income Allocators Direct to Consumer Partnerships Defined Contribution / 401K Mass-Affluent THE FUTURE Apollo Capital Solutions Sovereign Wealth & Pensions Consultants Third-Party Insurance Wealth (UHNW + HNW) Family Offices TODAY Institutions Affiliate Insurance FOUNDATION We have moved from fundraising … … to capital formation AND AND

INVESTOR DAY 2024 …And So Have the Ways in Which We Interact With Them 96 Funds + Co-Invest Funds + Co-Investments + Directs + Strategic Partnerships + Knowledge Sharing APOLLO'S COMPREHENSIVE PARTNERSHIPS Traditional Model Vanilla fund investments Passive LP relationships FUNDS Holistic Approach LP-centric integrated ecosystem CAPITAL SOLUTIONS DIRECTS CO-INVEST FUNDS STRATEGIC PARTNERSHIPS APOLLO KNOWLEDGE SHARING SIDECARS PORTFOLIO SOLUTIONS Capital Solutions

INVESTOR DAY 2024
APOLLO

Our Capital Base is the Most Diverse in the Industry

Wealth

$11B LTM 2Q'24 INFLOWS

- Private Banks & Wirehouses
- Independent Wealth
- Global Family Office
- APAC Wealth
- EMEA Wealth
- Defined Contribution
- Subadvisory
- Tax-Advantaged
- Mass Affluent

Retirement

$70B LTM 2Q'24 ORGANIC INFLOWS

- Retail Annuities
  - Banks
  - Broker-Dealers
  - Wirehouses
  - Independent Marketing Organizations (IMO)
- Flow Reinsurance
- Pension Group Annuities
- Funding Agreements[1]
  - Capital Markets
  - Banks
  - Institutions

Institutional

$45B LTM 2Q'24 INFLOWS

- Pension Funds
- Investment Consultants
- Third-Party Insurance
- Sovereign Wealth Funds
- Endowments & Foundations
- Fund of Funds

Capital Solutions

$611M LTM 2Q'24 REV

- Institutions
- Insurance Companies
- Banks
- Asset Managers
- Hedge Funds
- Pension Funds
- Family Offices
- Sovereign Wealth Funds
- Mutual Funds
- ETFs

1. Funding agreements are comprised of funding agreements issued under Athene's FABN program, secured and other funding agreements, funding agreements issued to the FHLB and long-term repurchase agreements.

97

INVESTOR DAY 2024 We Have Invested in a Winning Platform Note: Subcomponents may not directly sum to Total FTEs added. As of September 2024. 98 Sales, Product Specialists, & Client Portfolio Managers Product Management & Client Service Experts Client Marketing, Digital, Content & Events FTEs Mumbai NESCO Center of Excellence for Global Coverage Total FTEs Total Active Products +230 +107 +85 +46 +41 +20 Client & Product Solutions Growth Since 2021

INVESTOR DAY 2024 We Are Still in the Early Stages of the Global Wealth Opportunity Source: Stanger, GS Capital Markets, Registered Fund filings. As of 2023. 1. Altrata World Wealth Report 2024. 99 WEALTH RETIREMENT INSTITUTIONAL CAPITAL SOLUTIONS ~25% of Third-Party Capital Raise, targeted to grow to ~50% +120 dedicated team members from ’21 with a suite of wealth-focused products Top three player in Global Wealth with a deep moat CAPITAL RAISED ($B) $150T+ Global Wealth Total Addressable Market1 <$1B $11B ~$30B 2019 LTM 2Q'24 Next Five Years Annual Average Target 2025E – 2029E Avg Annual Target

INVESTOR DAY 2024 We Remain a Market Leader in Retirement Services 1. 2021 IAIS Survey and 1Q23 National Association of State Retirement Administrators Survey. 2. Life Insurance Marketing and Research Association (LIMRA) full year data as of December 31, 2023. 3. Total annuity industry ranking per LIMRA YTD through June 30, 2024. 4. Deutsche Bank and Bloomberg YTD through June 30, 2024. Funding agreements are comprised of funding agreements issued under Athene's FABN program, secured and other funding agreements, funding agreements issued to the FHLB and long-term repurchase agreements. Market share relates to FABN market only. 100 Pension Group Annuities Flow Reinsurance WEALTH RETIREMENT INSTITUTIONAL CAPITAL SOLUTIONS Market-leading inflows across all distribution channels Diverse product suite and distribution partners Significant opportunities for product expansion $45T+ Global Retirement Total Addressable Market 1 #1 Market Share in 20232 Record Inflows in 2023 Retail Annuities Funding Agreements #1 Market Share in 20243 #1 FABN Market Share in 2024 4 DEFINED CONTRIBUTION ASIA LIFE INSURANCE INORGANIC

INVESTOR DAY 2024 $24T $38T 2023 2028E We Expect to Continue to Gain Share in the Large and Growing Alternatives Market… 1. BCG market sizing. 101 WEALTH RETIREMENT INSTITUTIONAL CAPITAL SOLUTIONS ~10% CAGR TARGETING OUTSIZED WALLET SHARE GAINS Industry-leading performance Expanding penetration with our existing LPs Modernizing product set Change in Addressable Alternatives Market1

INVESTOR DAY 2024 …While Expanding into Total Portfolios with Fixed Income and Equity Replacement 1. Reflects total assets under management of top 25 global asset management firms with capabilities primarily oriented toward active asset management, according to the views and opinions of Apollo Analysts. 102 WEALTH RETIREMENT INSTITUTIONAL CAPITAL SOLUTIONS Rethinking Public vs. Private1 ~15 years of experience managing fixed income for Athene Developing suite of replacement products Dedicated sales and product expertise ~$50T Equity Replacement Fixed Income Replacement

INVESTOR DAY 2024 ACS is a Force Multiplier for Client-First Relationship Building 103 WEALTH RETIREMENT INSTITUTIONAL CAPITAL SOLUTIONS 130+ Capital Solutions transactions in each of the past three years Grown team to 40+ people Supports LPs, third-parties, and our affiliate balance sheets INTRODUCES NEW CLIENT RELATIONSHIPS CONVERTS TRANSACTIONS INTO PARTNERSHIPS DEEPENS EXISTING RELATIONSHIPS CREATES NEW OPPORTUNITIES

INVESTOR DAY 2024 $39 $70 ~$85 $27 $45 ~$45 $11 ~$30 Last Five Years Average LTM 2Q'24 Next Five Years Average Target RETIREMENT INSTITUTIONAL WEALTH The Power of Our Capital Formation Machine Note: Retirement figures represent Athene gross organic inflows. 104 Capital Raising Then $150B+ $69B $125B Capital Raising Now Capital Raising In the Future 2025E – 2029E Avg Annual Target 2019 – 2023 Avg

INVESTOR DAY 2024 Updating Our Targets for The Next Five Years 1. Average Annual Capital Raised Across Third-Party Fundraising and Retirement Services. 105 ~$1 B Annual Revenue $150B+ APOLLO CAPITAL SOLUTIONS GLOBAL WEALTH TOTAL CAPITAL FORMATION $150B+ Cumulative Capital Raise Average Annual Capital Raised1

INVESTOR DAY 2024 INSTITUTIONAL CAPITAL FORMATION CHRIS MCINTYRE Global Head of the Institutional Client Group

INVESTOR DAY 2024 1. Represents institutional capital raise over 2019-2023. 2. Represents targeted institutional capital raise over the next 5 years. 107 Targeting 2X Growth $200B+ NEXT ~5 YEARS 2 $100B+ LAST 5 YEARS 1 Doubling addressable market Two massive growth engines Doubling down on capabilities

INVESTOR DAY 2024
APOLLO

Why Now? Starting the Fourth Institutional Revolution


FIXED INCOME

Foundations

1930s–1980

- Securities acts 1933-34
- ERISA 1974
- DB pensions emerge


PUBLIC EQUITY
FIXED INCOME

Age of 60/40

1980s–2000

- Volker breaks inflation
- Dotcom run-up
- 60/40 Portfolio


ALTS
FIXED INCOME
PASSIVE
ACTIVE

Barbell Portfolio

2001–2024

- Low return environment
- Shift out risk curve
- Alts and Passive


PRIVATE CREDIT
FIXED INCOME REPLACEMENT
ALTS
PASSIVE
EQUITY REPLACEMENT

Replacement

Now

- Focus on Return/Risk
- Liquidity convergence
- Public -> Private

8% TARGET RETURN



U.S. risk free rate[1]

Note: Portfolio allocations and target return shown are illustrative, based on views and opinions of Apollo Analysts. 1. Source: Federal Reserve.

108

INVESTOR DAY 2024 So What? Doubling Our Addressable Market Sources: Preqin, Apollo Analysts. 109 ~$20T ~$20T Alternatives Alternatives & Replacement ~$40T ~$20T Active Public Equity and Fixed Income Institutional “Replacement” Opportunity ~2x

INVESTOR DAY 2024

APOLLO

How? Two Growth Engines

Engine #1: Alternatives

Credit	Asset Backed + Direct Lending + Opportunistic
Equity	Excess Return + DPI

Engine #2: Replacement

Fixed Income	Private IG
Public Equity	Equity that is Private

APOLLO PRODUCT LINEUP BY MATURITY


~70%
~30%

EARLIER STAGE
1st–4th vintage, or evergreen in market for 1–4 years

LATER STAGE
4th vintage+, or evergreen in market for 4+ years

110

INVESTOR DAY 2024 Replacement Is Happening Note: Target return shown is illustrative. 1. Includes TRIG, TRF, ABF and Insurance Fixed Income. 111 WHAT: Money is moving WHY: LPs want return per unit of risk Investment Consultant approvals of Apollo FI replacement strategies last 12 months 9 Fund flows into related Apollo strategies last 12 months1 $1 0B+ R E T U R N RISK Higher Return per Unit of Risk Equity Credit TODAY LAST 20 YEARS 8% RETURN TARGET Replacement

INVESTOR DAY 2024 Ready to go! Note: Headcount growth includes team members added through July 2024. 1. Represents targeted institutional capital raise over the next 5 years. 112 Team is Scaled and Ready for Acceleration Sales and Product Specialists +30 Service and Support +50 Consultant Coverage and Strategists +10 Syndication Partners+20 NEXT ~5 YEARS 1 $200B+ GROWTH OF INSTITUTIONAL TEAM SINCE 2020

INVESTOR DAY 2024 CAPITAL SOLUTIONS ERIC NEEDLEMAN Head of Apollo Capital Solutions

INVESTOR DAY 2024 Apollo Capital Solutions is the Nexus of Our Cross-Platform Activities 114 Origination Investment Teams Corporate Clients Retirement Channels LPs and Investors Capital Markets CAPITAL SOLUTIONS

INVESTOR DAY 2024 The Flywheel Effect for our Businesses 115 Apollo Capital Solutions creates a multiplier effect on our growth Drives Incremental Origination 1 Enhances Client Interactions 2 Investor Universe & Capital Raises Origination Efforts Deal Execution Syndication and Co-Invest Placement

INVESTOR DAY 2024 Developing our Client Relationships 1. Represents the number of partners ACS offered syndication and co-investment opportunities over the trailing 18 months. 116 The breadth and depth of our ecosystem is evolving – interfacing with more partners in an increasingly strategic capacity Syndication and Co-Invest Partners 2021 TODAY1 Counterparties <150 Counterparties >1,000 Customizing How We Interface with Clients Fund Investors Co-Invest and Direct Investors Strategic Capital Partners

INVESTOR DAY 2024 Capital Solutions Growth is Underpinned by Diversified and Increasing Activity 117 1 Our transactions are diversified across a massive ecosystem and aren’t reliant on mega deals. 2 Our syndication services continue to scale. 3 Our services touch a growing number of deals across our ecosystem. Average Revenue per Deal ~$2M $12.6 $10.8 $19.0 2022 2023 Q2'24 LTM SYNDICATION VOLUME ($B) 133 200 288 2022 2023 Q2'24 LTM DEAL COUNT LTM 2Q’24 LTM 2Q’24

INVESTOR DAY 2024 Positioned For Continued Strong Growth After Successfully Doubling the Business 118 The Drivers Fueling our Growth $298M $611M ~$1B 2021A LTM 2Q'24 ~5 Year Target Capital Solutions Revenues Apollo’s Business Growth Evolving Dynamics of Market Capital Needs Incremental Services Offerings and Recurring Revenue Steams Capital Partnerships and Programs >1.5x 2029E

INVESTOR DAY 2024 GLOBAL WEALTH STEPHANIE DRESCHER Chief Client and Product Development Officer

INVESTOR DAY 2024

APOLLO

No Matter How You Look At It, the Global Wealth Opportunity Is Massive

Individuals Account For >50% of Global AUM…


$145T
Institutions
$49T
UHNW
$40T
HNW
$63T
Accredited
~$150T
AUM

…But Remain Under-Allocated To Private Markets


23%
<3%
INSTITUTIONS
GLOBAL WEALTH

Sources: Bain Global Private Equity Report 2023, Altrata World Ultra Wealth Report 2024, Fidelity.

120

INVESTOR DAY 2024 The Seismic Shift in Portfolio Adoption of Private Markets Is Underway Based on Apollo estimates. 121

INVESTOR DAY 2024 We Are Executing Ahead of Our 2021 Global Wealth Investor Day Targets 122 2021 2024E $27B 2021 TODAY 140 2021 2024E <5% ~25% 2021 LTM Q2'24 <$1B $11B 27x+120 5x11x 2021 INVESTOR DAY TARGET BY YE 2026 +115 Dedicated Professionals 2021 INVESTOR DAY TARGET BY YE 2026 30% of Third-Party Capital Raise 2021 INVESTOR DAY TARGET BY YE 2026 $15B Annual Capital Raise 2021 INVESTOR DAY TARGET BY YE 2026 $50B+ Cumulative 5-Year Raise And We’re Just Getting Started… ~20 <$1B 2Q’

INVESTOR DAY 2024 2026–2029 2021–2024 2024–2026 …Through Innovation and Commitment to Needs of Global Wealth Investors ~$30B AUM BY YE 2024 >$150 B TARGET AUM BY YE 2029 We Are Playing to Win Big 123 5x • Accelerated market expansion • New pools of capital • Expanded private & public solutions • Lending & financing • Expand client coverage and expertise • Scale solutions & platforms • Foundational thought leadership • Private markets provider of choice • Marquee strategic partnerships • Top 3 global wealth market share • Service infrastructure & excellence

INVESTOR DAY 2024 We Are Firmly Positioned as a Top Player 124 Leveraging a 35-year track record of strong investment performance Distribution global distribution partners and relationships Product wealth-focused products in-market with an emphasis on innovation Technology investments and partnerships with wealth focused fintech firms Education financial professionals subscribed to Apollo Academy and Daily Spark Strategic Commitment of balance sheet capital deployed in the Global Wealth ecosystem ~$1B +500 +11 +10 +60K

INVESTOR DAY 2024

APOLLO

Massive Opportunity Embedded in a Strong Client Foundation

3 New Frontiers

- **Defined Contribution** — Launched Private Market CITs In DC Managed Accounts
- **Tax-Advantaged** — Launched Altitude With 7 Private Market IDFs
- **Mass Affluent** — Innovative Public / Private JVs & Partnerships

2 Scaling Client Base

- **Independent Wealth** — Products Placed With Top 10 U.S. RIAs
- **Global Family Office** — Fully Dedicated Global Family Office Practice
- **APAC Wealth** — Products Placed In 9 Of Top 10 Asia Private Banks
- **EMEA Wealth** — Private Markets LUX Platform Available In 25+ Countries

1 Foundation

Private Banks & Wirehouses

+$10B OF CAPITAL RAISED IN ~3 YEARS[1]

- Grow New Client Relationships
- Cross-Sell Product Solutions
- Deepen Strategic Partnerships
- Co-Development & Innovation

1. Represents capital raised over 2022 through September 1, 2024.

125

INVESTOR DAY 2024

APOLLO

A Diversified Global Platform

Ecosystems	CREDIT	EQUITY	REAL ASSETS
Asset Classes	Investment Grade	Private Equity	Real Estate
	Direct Origination	AAA	Sustainability
	Asset Backed	Hybrid Value	Infrastructure
	European Private Credit	Secondaries	
	Opportunistic Credit		
	Diversified Private Credit		
Products Offered Directly to Wealth	9	5	5

30+ Global Vehicle Access Points | Co-Investments | Sub-Advisory

126

INVESTOR DAY 2024 Dedicated LUX Umbrella for International Semi-Liquid INTERNATIONAL PRIVATE MARKETS PLATFORM Pure-Play Asset-Backed Semi-Liquid ASSET-BACKED CREDIT COMPANY Rapid Innovation and Client Co-Development Fuels What We Do 127 A Culture of Active Innovation in Partnership with Our Clients Broad-Based Wealth Access to Apollo Flagship QP Franchises FLAGSHIP QP PLATFORM First-of-Its-Kind Private Markets Equity Strategy APOLLO ALIGNED ALTERNATIVES Innovative Private Markets Annuity Platform ALTITUDE PLATFORM Innovative JV and Subadvisory for Mass Affluent Solutions PRIVATE MARKET PARTNERSHIPS Launch of Flagship Apollo Debt Solutions U.S. SEMI-LIQUID PLATFORM 2022 TODAY2023 2024 Launched Equity Private Markets CIT RETIREMENT PRODUCT SOLUTIONS

INVESTOR DAY 2024 New Frontiers Will Continue to Drive Transformational Growth 128 ~$45T 1 Global Retirement Market ~$50T 3 Long-Only Active AUM ~$10T 4 Model-Based AUM ~$15T 2 Global DC AUM ~$150T 5 Global Wealth Assets TAX ADVANTAGED & INSURANCE WRAPPED DEFINED CONTRIBUTION JOINT VENTURES & STRATEGIC PARTNERSHIPS PORTFOLIO CONSTRUCTION & MODELS LENDING & FINANCING Note: Total addressable markets shown represent Apollo internal estimates. Sources: 1. 2021 IAIS Survey and 1Q23 National Association of State Retirement Administrators Survey. 2. Cerulli U.S. Defined Contribution Distribution 2023 & European Retirement Industry 2023 3. PWC Asset and Wealth Management Survey 2023 4. Cerulli U.S. Managed Accounts 2024 5. Bain Global Private Equity Report 2023.

INVESTOR DAY 2024 2021 TODAY 2029E $30B >$150B Positioned to Scale… Playing to Win 129 2021 TODAY 2029E 140 ~20 300+ 2021 Q2'24 LTM '25E-'29E AVG. $11B <$1B ~$30B 2024 INVESTOR DAY TARGET BY YE 2029 300+ Global Wealth Professionals ~$30B Average Annual Capital Raise >$150B Global Wealth AUM ~2x ~3x 2024 INVESTOR DAY TARGET BY YE 2029 2024 INVESTOR DAY TARGET BY YE 2029 ~5x LTM 2Q’24 20 029E Avg Annual

INVESTOR DAY 2024 RETIREMENT SERVICES JIM BELARDI & GRANT KVALHEIM Athene Chairman, CEO, and CIO & Athene USA CEO and President

INVESTOR DAY 2024 We’ve Built the Modern Retirement Services Machine 131

INVESTOR DAY 2024 APOLLO

Athene's Success Story: 15 Years of Disciplined Growth and Best-in-Class Execution

ASSETS[1]


$0
$59B
$125B
$302B
Pre-2009
2014
2019
2Q'24

EARNINGS[2]


$0
$0.8B
$1.4B
$3.1B
Pre-2009
2014
2019
LTM 2Q'24

CAPITAL[3]


$0
$6B
$13B
$33B
Pre-2009
2014
2019
2Q'24

FIXED ANNUITY MARKET SHARE[4]


0%
3%
5%
12%
Pre-2009
2014
2019
2Q'24

1. Assets refer to gross invested assets and include the non-controlling interests in ACRA. 2. For periods prior to 2022, SRE represents Athene's historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity based compensation related to Athene's long-term incentive plan and operating income tax. 3. Represents the aggregate capital of Athene's U.S. and Bermuda insurance entities, determined with respect to each insurance entity by applying the statutory accounting principles applicable to each such entity. Adjustments are made to, among other things, assets and expenses at the holding company level. 2Q'24 includes capital from the non-controlling interests. Includes capital from the non-controlling interests in ACRA as well as ~$4B of undrawn, on-demand equity capital in ADIP. 4. Industry market share per LIMRA for the year ended December 31, 2014, the year ended December 31, 2019 and the six months ended June 30, 2024.

132

INVESTOR DAY 2024 $60 $59 $67 $72 $82 $111 $125 $175 $210 $238 $279 $302 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q'24 Prudent and Consistent Growth, With Stairsteps when the Opportunity is Right 133 MANDATORY CONVERTIBLE ADIP II ADIP I +$51B over 5 years +$99B over 3 years +$92B over 3 yearsAthene Ecosystem Gross Invested Assets1 ($B) 1. Includes the non-controlling interests in ACRA.

INVESTOR DAY 2024 APOLLO

Our Right to Win – Why Athene Has Been Able to Grow Consistently and Take Share

1 Asset Outperformance

- Target 30-40bps of outperformance across portfolio
- Outperformance via differentiated origination, illiquidity and structure
- Credit quality and credit losses have been better than the industry[1]

2 Cost Structure / Scale

- 35bps Opex[2] advantage vs industry
- Athene wholesaler productivity is ~3.5X the national avg[3]

3 Product Distribution

- Diverse product suite across four major channels
- Multiple Access points via:
  - Banks
  - Broker Dealers
  - IMO
  - Institutional
  - Capital Markets

4 Capital

- Fortress Balance Sheet and strong ratings profile
- Largest sidecar in Retirement Services industry (ADIP/ACRA)

5 Culture & Management Team

- High performance culture that drives innovation
- Top tier executive management team
- Distinguished 21st century model of premier insurer and asset manager

1. Athene's statutory fixed income impairments adjusted to include changes in mortgage loan specific reserves in relation to average invested assets of regulated entities in the U.S. and Bermuda. Industry average represents U.S. statutory impairments adjusted to include changes in mortgage loan specific reserves per SNL Financial. Industry average includes AEL, AMP, BHF, CRBG, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. 2. Figures are U.S. statutory G&A divided by average total U.S. statutory assets from 2019 to 2023. Industry includes: Allianz, Corebridge, Global Atlantic, Mass Mutual, MetLife, Nationwide, New York Life, Pacific Life, and Prudential. 3. Source ISS Market Intelligence YTD June 30, 2024.

134

INVESTOR DAY 2024

APOLLO

Asset Outperformance: Key to Success is the Ability to Generate Yield

Investment Philosophy

- Differentiation driven by Apollo's proprietary asset origination capabilities
- Target higher and sustainable risk-adjusted returns by capturing illiquidity and origination premia to drive consistent yield outperformance
- Dynamic asset allocation to take advantage of market dislocations

Portfolio Construction

High grade with 97% of AFS securities NAIC 1 and NAIC 2



$302B
Corporate & Gov't 42%
CLO 10%
ABS 11%
CML 12%
RML 9%
RMBS 3%
CMBS 3%
Alternatives 5%
Cash and Equivalents 3%
Other[1] 2%

Asset Outperformance...

2019-2023

~40bps[2]

...With Lower Credit Losses

2019-2023



13 bps
11 bps
INDUSTRY[3]
ATHENE[4]

Note: As of June 30, 2024. Gross invested assets include the non-controlling interests in ACRA. 1. Includes short-term investments, equity securities, policy loans and other investments. 2. Peers Include: Allianz, CRBG, Global Atlantic, MetLife, MassMutual, Nationwide, New York Life, Pacific Life and Prudential. 3. Industry average represents U.S. statutory impairments adjusted to include changes in mortgage loan specific reserves per SNL Financial. Industry average includes AEL, AMP, BHF, CRBG, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. 4. Athene's statutory fixed income impairments adjusted to include changes in mortgage loan specific reserves in relation to average invested assets of regulated entities in the U.S. and Bermuda.

135

INVESTOR DAY 2024 ~18,500 ~2,000 INDUSTRY AVG. ATHENE 4,5 6 Cost Structure/Scale: Athene is Highly Efficient 1. Figures are U.S. statutory G&A divided by average total U.S. statutory assets. 2. Industry includes: Allianz, Corebridge, Global Atlantic, Mass Mutual, MetLife, Nationwide, New York Life, Pacific Life, and Prudential. 3. Athene’s average other operating expenses on a GAAP basis from 2019-2023 were 25bps. 4. Industry includes: Corebridge, Global Atlantic, Mass Mutual, MetLife, Nationwide, New York Life, Pacific Life, and Prudential as of or the year ended December 31, 2023 or latest publicly available information. 5. Peer earnings per employee calculated as pre- tax operating earnings divided by employee headcount as of December 31, 2023 or latest publicly available information. 6. Athene’s earnings per employee is calculated as spread related earnings divided by employee headcount as of December 31, 2023. 136 Total Employees Expense Ratio $0.3M $1.6M INDUSTRY AVG. ATHENE 4 67 bps 32 bps INDUSTRY AVG. ATHENE 1,2 1,3 Earnings Per Employee 2019-2023 20232023 35 bps

INVESTOR DAY 2024 Capital: Fortress Balance Sheet Designed to Drive Efficient Growth Note: Metrics are as of or for the last twelve months ended June 30, 2024. 1. Relates to Athene’s primary insurance subsidiaries; represents ratings from AM Best "A+", Fitch "A+", S&P "A+" and Moody’s "A1". 2. Computed as capital in excess of the capital required to support our core operating strategies, as determined based upon internal modeling and analysis of economic risk, as well as inputs from rating agency capital models and consideration of both NAIC RBC and Bermuda capital requirements. 3. Includes $3.0 billion in excess equity capital, $3.3 billion in untapped leverage capacity and $3.8 billion in available undrawn capital at ACRA. Untapped leverage capacity assumes an adjusted leverage ratio of not more than 30%, subject to maintaining a sufficient level of capital required to maintain our desired financial strength ratings from rating agencies. 4. Represents the aggregate capital of Athene’s U.S. and Bermuda insurance entities, determined with respect to each insurance entity by applying the statutory accounting principles applicable to each such entity. Adjustments are made to, among other things, assets and expenses at the holding company level. Includes capital from the non-controlling interests in ACRA. 5. Refers to Athene’s adjusted senior debt-to-capital ratio as of June 30, 2024. Peers included are AA-/A+ rated companies: GL, MET, PFG, PRU as of June 30, 2024 per company filings. 6. Include the non-controlling interests in ACRA 137 A+ Financial Strength Ratings1 $3B of Excess Equity Capital2 $10B of Deployable Capital3 $29B of Statutory Capital4 Lower Adjusted Senior Debt-to- Capital Ratio5 Largest Equity Sidecar in Retirement Services Industry $3.1B of Spread Related Earnings LTM $70B of Gross Organic Inflows LTM 17% Gross Invested Assets6 Growth YoY

INVESTOR DAY 2024 Capital: High-Returning Business Attracts Third-Party Capital to Finance Growth 1. ADIP invested assets compared to peer invested assets sourced from company filings as of June 30, 2024. 2. For illustrative purposes only. 138 Direct equity capital to support Athene’s growth Greater third-party participation & capital efficiency for Athene Apollo/Athene Dedicated Investment Program (ADIP) ADIP Supported Growth $3.25B $6.0B ADIP I ADIP II (2019) (2024) +85% $0 $69B ~$100B $88B $58B $53B 2018 ADIP ADIP AEL F&G Symetra Third-party business within Athene is as large as multiple competitors1 AA- S&P Financial Strength Rating: A+ A (Fully Deployed2)

INVESTOR DAY 2024 UPGRADED TO ‘A’ FOUNDING UPGRADED TO ‘A+’ RATED ‘A-’ UPGRADED TO ‘A’ UPGRADED TO ‘A’ RATED ‘A-’ RATED ‘A1’ MERGER COMPLETED UPGRADED TO ‘A+’ COMPLETED IPO UPGRADED TO ‘A+’ Capital: Strength of Business Has Led to Increasing Recognition from Rating Agencies 1. Relates to financial strength ratings for Athene's primary insurance subsidiaries. 139 Athene is committed to achieving a ‘AA’ ratings profile, and currently holds capital in excess of the S&P ‘AAA’ threshold 2009 2014 2015 2016 2019 2021 2022 2018 2024 2017 A+ S&P A1 Moody’s A+ Fitch A+ AM Best Robust Ratings Profile1

INVESTOR DAY 2024

APOLLO

Capital: Rating Agencies Have Consistently Recognized Athene's Strong Capital Position


$35
$33
$23
$19
$18
$15
$13
$10
$9
$6
$4
$2
AM Best Financial Strength Rating
MassMutual
ATHENE HOLDING
Prudential
MetLife
corebridge financial
Manulife
PACIFIC LIFE
Lincoln Financial Group
Global Atlantic FINANCIAL GROUP
Principal
RGA
TALCOTT
A++
A+
A+
A+
A
A+
A+
A
A
A+
A+
A-

Regulatory Capital Backing Reserves ($B)[1]

Note: Athene data as of June 30, 2024. Peer data as of December 31, 2023. 1. Represents the aggregate capital of Athene's U.S. and Bermuda insurance entities, determined with respect to each insurance entity by applying the statutory accounting principles applicable to each such entity. Adjustments are made to, among other things, assets and expenses at the holding company level. Includes capital from the non-controlling interests in ACRA as well as ~$4B of undrawn, on-demand equity capital in ADIP. For peers, regulatory capital is U.S. statutory total adjusted capital plus Bermuda total adjusted capital and exclusive of all non-U.S. and Bermuda regulatory capital.

140

INVESTOR DAY 2024 We’re Helping to Solve a Societal Need 141

INVESTOR DAY 2024 40 45 50 55 60 65 70 75 80 85 90 95 100 R e ti re e P o p u la ti o n ( M il li o n s) Age Distribution 74 million in 2035 82 million in 2050 58 million in 2023 Who We Serve: A Booming Retirement Population… Source: LIMRA analysis of U.S. Census Bureau’s Current Population Survey, March 2023 Supplement and 2024–2100 Census 2023 National Population Projections. 142 # of people age 65+ in next ~25 years +40% expected increase The “Silver Tsunami” Hasn’t Even Crested Yet are turning 65 every day ~1 1K Americans

INVESTOR DAY 2024 …That is Woefully Unprepared for Retirement Source: LIMRA: “The Retail Retirement Reference Guide” and Deloitte 2023 Retirement Investors: Behaviors, Attitudes, and Financial Situations. 143 MASSIVE NEED FOR RETIREMENT INCOME AMERICA'S RETIREMENT CRISIS IN 3 STATS of retiree households have income below $75,00075% of American workers do not participate in a retirement plan~50% of pre-retirees are concerned about running out of money in retirement>1/3 1 2 3 ~$4T Estimated Retirement Savings Gap in the U.S.

INVESTOR DAY 2024 The Retirement Crisis is Global, Making the Addressable Market Massive Source: Insurance market size by geography sourced from 2021 IAIS survey; U.S. pension market size sourced from 1Q23 National Association of State Retirement Administrators survey. 144 Athene’s Leading Franchise represents <1% of the $45T+ total addressable market $14T U.S. $16T Europe $15T Asia

INVESTOR DAY 2024 Where We’re Going 145

INVESTOR DAY 2024 Today By Continuing to Exercise Discipline, Athene has the Opportunity to Double in Size Note: Gross invested assets, which include the non-controlling interests in ACRA, as of June 30, 2019, and June 30, 2024. 146 Five Years Ago 2029E WITH INCREASING THIRD-PARTY CAPITAL FROM ADIP $117B $302B ~$600B 23% ADIP Zero Third-Party

INVESTOR DAY 2024 Widen the Funnel and Open the Aperture 147 FLOW REINSURANCE FUNDING AGREEMENTS Greater Share in Organic Channels RETAIL ANNUITIES PENSION GROUP ANNUITIES Capitalize on Market Dislocation ‘LEAN IN’ INORGANICALLY WHEN SPREADS WIDEN ACQUISITIONS NEW MARKETS NEW PRODUCTS New Growth Opportunities BLOCK REINSURANCE

INVESTOR DAY 2024 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E RETAIL ANNUITIES FLOW REINSURANCE PENSION GROUP ANNUITIES FUNDING AGREEMENTS $3 $4 $9 $11 $13 $18 $28 $37 $48 $63 $70 $37 1H’24 Organic Engine Has Consistently Generated Profitable Growth… 1. Previously announced target of $70 billion or more of estimated inflows in FY'24. 2. Funding agreements are comprised of funding agreements issued under Athene's FABN program, secured and other funding agreements, funding agreements issued to the FHLB and long-term repurchase agreements. 148 ~23x Gross Organic Inflows ($B) 2 1

INVESTOR DAY 2024
APOLLO

…With Increasing Diversification and Innovation

Retail Annuities

- Fixed Annuities (FA)
- Fixed Index Annuities (FIA)
- Buffered Annuities (RILA)
- Single Premium Immediate Annuity (SPIA)
- Athene Altitude (Tax Wrapped)
- Distribution via:
  - IMO
  - Banks
  - Broker-Dealers
  - Wirehouses

Flow Reinsurance

- FA Flow Re
- FIA Flow Re
- IUL[1] Flow Re
- WOL[1] Flow Re
- Key Relationships in:
  - U.S.
  - Japan
  - Singapore

Pension Group Annuities

- Pension Buy-Out
- Pension Buy-In

Funding Agreements

- Funding Agreement Backed Notes
  - Distributed through capital markets in nine currencies
- Secured Funding Agreements (FABR)
  - Distributed directly to banks
- Direct Funding Agreement
  - Distributed directly to institutions and via municipal prepay public issues
- Federal Home Loan Bank

4 Organic Channels Comprised of **13 Sub-Channels** and **50+ Unique Products**

1. Represents indexed universal life and whole life insurance. Athene does not currently have any mortality risk for either of these products.

149

INVESTOR DAY 2024 Track Record of Successfully Launching and Scaling New Businesses and Products Note: Data represents reserves by product including the non-controlling interests in ACRA. 150 Pension Group Annuities Ascent Pro (Fixed Index Annuity) APAC Flow Reinsurance $28B $42B 2016 2021 2Q'24 $8B $18B 2015 2020 2Q'24 $2B $12B 2019 2022 2Q'24

INVESTOR DAY 2024 Market Leadership in Retail Annuities, with Continued Opportunity for Growth Note: Fixed annuity market share per LIMRA for the years presented. 1. Fixed annuity market share per LIMRA for the six months ended June 30, 2024. 2. Industry rankings per LIMRA for the year ended December 31, 2023. $3 $5 $7 $8 $21 $39 3% 5% 6% 6% 9% 12% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2014 2016 2018 2020 2022 LTM 2Q'24 RETAIL ANNUITY INFLOWS ($B) FIXED ANNUITY MARKET SHARE ~$120B Cumulative Retail Inflows Over Past Decade 5 of Athene’s Current Top 6 Distributors Added Within Last 5 Years Rank for Total Annuity Sales Rank for Fixed Annuity Sales Rank in the Bank Channel Rank in the IMO Channel Athene’s Retail Annuity Franchise is The Market Leader2 #1 #1 #1 #1 2023202220202019 151 1

INVESTOR DAY 2024 Retail Distribution Has Evolved Significantly and is Still Expanding 1. Retail inflows by distribution channel YTD June 30, 2024. 152 55% 19% 26% 12% 14% 74% 100% RETAIL INFLOWS BY DISTRIBUTION CHANNEL 2019 2024 1 2014 BANK IMOBROKER-DEALER Multi-year distribution expansion effort within Financial Institutions Opportunity for further expansion as additional relationships come online and existing relationships season 19 active Bank distributors 148 active Broker Dealer distributors 38 active IMO distributors

INVESTOR DAY 2024 Athene’s Retail Opportunity is Bigger Today Given Favorable Industry Mix Shift 153 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 VARIABLE ANNUITY REGISTERED INDEX-LINKED FIXED-INDEXED FIXED-RATE Athene Market Opportunity ~35% of Market $230B Athene Market Opportunity >85% of Market $385B Note: Market data provided by LIMRA Secure Retirement Institute.

INVESTOR DAY 2024 Poised for Opportunistic Growth When Attractive 154 Organic Examples Inorganic Examples COVID-19 Athene originated record organic volumes and was a capital provider to industry during time of significant stress UK LDI CRISIS When European AA CLO market trading volume spiked ~800%, Apollo stepped in and represented 25%+ of secondary market liquidity, allowing Athene to capture outsized spreads on high quality assets $19B 2018 Fixed Annuity Reinsurance Transaction $29B 2020 Fixed Annuity Reinsurance Transaction $56B 2013 Acquired Aviva USA

INVESTOR DAY 2024 Growth Opportunities Offer Upside Potential 155 Launch / Scale New Products Grow RILA Market Share Leverage new relationships and product offerings Structured Settlements Enter market with SPIA-like product Stable Value Market Capture market share with GA & Wrap products Defined Contribution Lifetime income in professionally managed solutions Guaranteed Income Standalone Guaranteed Income Solution Opportunity to Augment the Business Through Overlay of Capital-Lite Growth Tax Advantaged Access to Private Markets in a tax- efficient format / wrapper (Altitude) “Widening the Funnel” Unlock New Markets “Opening the Aperture” International Markets Expand non-U.S. market share & enter new markets

INVESTOR DAY 2024 0% 20% 40% 60% 80% 100% 20 30 40 50 60 70 80 90 100 AGE The Defined Contribution Opportunity: Re-Thinking Traditional Managed Solutions 1. Source: Cerulli U.S. Defined Contribution Distribution 2023 & European Retirement Industry 2023. 2. Includes commodities and real estate. 156 Today, a negligible percentage of ~$15 TRILLION IN DC ASSETS1 is allocated to private markets or guaranteed income 0% 20% 40% 60% 80% 100% 20 30 40 50 60 70 80 90 100 AGE FIXED INCOME EQUITY & REAL ASSETS2 Embedding Annuities and Private Markets in Target Date Funds adds compelling value proposition with guaranteed income Current Convention Target Date Fund Allocation Future State With Added Guaranteed Income and Alts GUARANTEED INCOME FIXED INCOME EQUITY, REAL ASSETS, & PRIVATE MARKETS

INVESTOR DAY 2024 Growth Will be Guided by Same Winning Approach 157

INVESTOR DAY 2024 $0 $0.8B $0.8B $0.8B $0.7B $1.1B $1.3B $1.4B $1.3B $2.5B $2.5B $3.1B $3.2B Pre-2009 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E Through Periods of Accelerated and Measured Growth, Athene has Generated Strong Returns Over Time Accelerated Growth Measured Growth Measured Growth Athene SRE2 Avg Pre-Tax ROE 1 14% Accelerated Growth 14% 18%16% 18% Average Annual Pre-Tax ROE 1 Since 2013 31% Accelerated Growth 158 1. Calculated as spread related earnings divided by average adjusted AHL common stockholder's equity. 2. For periods prior to 2022, SRE represents Athene's historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity based compensation related to Athene's long-term incentive plan and operating income tax.

INVESTOR DAY 2024 As Owners, We Do Not Seek to Maximize Near Term Profits or ROE in a Given Year By DYNAMICALLY RE-ALLOCATING back book and front book to capture safe yield and move up in quality In practice, we… To be OPPORTUNISTICALLY POSITIONED to capture wide spreads and maintain fortress balance sheet By not growing for growth’s sake, we TOGGLE PRICING AND VOLUME within growth channels to generate target returns 1 2 3 Hold Billions More of Excess Equity Capital Actively Manage Portfolio to Benefit Long-Term Exercise Discipline in Context of Profitable Growth 159

INVESTOR DAY 2024 Key Takeaways 160 with a PLATFORM unlike any other Leader in Retirement Services1 BUILDING THE BUSINESS to drive sustainable long-term growth Disciplined Operators with an Owner’s Mindset2 with CONTINUED INNOVATION and levers to achieve targets Substantial Long-Term Upside3

INVESTOR DAY 2024 CULTURE MATT BREITFELDER & BILL LEWIS Global Head of Human Capital & Partner and Co-Chair, Partner Committee

INVESTOR DAY 2024 162 Ability to Raise Capital Right Cost & Form of Capital Culture Capacity to Originate What People Think Constrains the Industry… What Actually Constrains the Industry…

INVESTOR DAY 2024 It Is Always About Capital … Human

INVESTOR DAY 2024 Driving a Modern High-Performance Culture at Apollo Our Cultural North Star Our Formula for Building Great Teams Driving Long-Term Outperformance PURPOSE & VALUES VALUE PROPOSITION HUMAN CAPITAL FLYWHEEL 164

INVESTOR DAY 2024 Best Place to be a Partner Representing Apollo Leaders Small Village Flat Collaborative Tight-Knit Break Silos Strategic Long-Term Sustainable Entrepreneurial Enterprise-Focused Culture Role-Models Meritocracy Relationship-Building High Performance Client Centric Challenge Each Other Authentic Run and Recharge Excellence The Power of Our Apprenticeship Model 165

INVESTOR DAY 2024 Delivering on our “Best Place to be a Partner” Goal 166 Highest bar for top talent who practice the craft 1 Aligned compensation design 2 “Small Village” entrepreneurial, apprenticeship culture 3

INVESTOR DAY 2024 Perspectives From Our Partners – The Apollo Culture 167

INVESTOR DAY 2024 Think It New – Driving Cultural Innovation 168 Strong Employee Engagement HIGHER EMPLOYEE ENGAGEMENT 2019 2020 2021 2022 2023 A Culture Co-Created With Our People

INVESTOR DAY 2024 Citizenship and The Apollo Opportunity Foundation Bringing together social impact and employee development on deal teams Data as of August 31, 2024. 169 FOUNDATIONAL SKILLS APPRENTICESHIP ENTREPRENEURSHIP FINANCIAL LITERACY EXPANDED PATHWAYS LEADERSHIP DEVELOPMENT RESKILLING & UPSKILLING ACCESS TO CAPITALCAREER PREPARATION Career Education Workforce Development Economic Empowerment

INVESTOR DAY 2024 Driving Long-Term Outperformance Through Culture and Judgment 170 Continuing what has worked to make Apollo so successful for the last 35 years … … while reinventing and evolving the culture by co-creating it with employees … … and always seeking feedback and ideas to foster an innovative culture Human Capital Flywheel Ensuring we are a magnet to attract and retain top talent in the industry

INVESTOR DAY 2024 FINANCIAL STRATEGY & CAPITAL PRIORITIES MARTIN KELLY & SUSAN KENDALL Chief Financial Officer & Global Head of Strategic Finance

INVESTOR DAY 2024 Four Key Messages from Today’s Financial Presentation 172 Tracking at or ahead of targets Increasing our earnings power Generating excess capital Delivering shareholder value

INVESTOR DAY 2024 Financial Reporting Framework 173 Fee Related Earnings (“FRE”) Spread Related Earnings (“SRE”) Principal Investing Income (“PII”) Adjusted Net Income (“ANI”) Less HoldCo interest & financing costs and taxes

INVESTOR DAY 2024

APOLLO

	Ahead or On Track for Our 2026 Targets from Last Investor Day...		...and Updating Our Targets for the Next ~5 Years
FRE	~2.5x	ON TRACK	20% Avg Annual Growth
SRE	~1.75x	AHEAD	10% Avg Annual Growth
ANI PER SHARE	>$9.00	AHEAD	~$15.00
CAPITAL GENERATION	~$15B	ON TRACK	~$21B
AUM	~$1T	ON TRACK	~$1.5T
ORIGINATION	$150B+	AHEAD	$275B+
ACS REVENUE	~$500M	AHEAD	~$1B
GLOBAL WEALTH	$50B+	ON TRACK	$150B+ Cuml. Raised
ORGANIC INFLOWS[1]	*No Target*	*$125B LTM*	$150B+ Avg Annual Inflows

Note: Targets may not be achieved. 1. Excludes inorganic inflows, leverage, and net segment transfers.

174

INVESTOR DAY 2024 Attractive Earnings Growth Trajectory 175Note: Adjusted Net Income represents the sum of Fee Related Earnings, Spread Related Earnings and Principal Investing Income less, HoldCo interest and other financing costs and estimated income taxes. 1. Assumes ANI shares outstanding of 600 million. $1.9B ~$5.0B LTM 2Q'24 2029E Target Fee Related Earnings 20% AVG GROWTH $3.1B ~$5.0B LTM 2Q'24 2029E Target Spread Related Earnings 10% AVG GROWTH $6.98 ~$15.00 LTM 2Q'24 2029E Target Adjusted Net Income Per Share 15%+ AVG GROWTH 1 >2x

INVESTOR DAY 2024 Growth in Earnings Driven by Third-Party Business 176 ~5 YEAR TARGET Asset Management Earnings1 Management Fees from Third-Parties >50% OF SEGMENT INCOME >70% OF TOTAL MANAGEMENT FEES 1. Defined as FRE and PII for presentation purposes only.

INVESTOR DAY 2024

APOLLO

Visible Initiatives Drive Current Earnings and Fund Future Growth

SEEDS FOR THE FUTURE

- Equity Replacement
- New Retirement Markets

Long-term Upside

5-YEAR GROWTH DRIVERS

- Third-Party Credit
- Equity ex-Flagship Private Equity
- Global Wealth
- Fixed Income Replacement

Accelerated Growth ▶ >2x next ~5 years[1]

FOUNDATION

- Athene & ADIP
- Origination
- Capital Solutions
- Institutional Capital Formation
- Flagship Private Equity

Continue Trajectory ▶ 1.5-2x next ~5 years[1]

High-Teens

Fee-Related Revenue CAGR

(2024E-2029E)

1. Represents targeted fee-related revenue growth.

177

INVESTOR DAY 2024 $55 ~$75B $70 ~$85B LTM 2Q'24 2025E-2029E Avg Annual Target $611M ~$1B LTM 2Q'24 2029E Target Key Building Blocks of FRE Growth 178 Capital SolutionsOrganic Inflows1 20%+ GROWTH >1.5X GROWTH $164B $275B+ LTM 2Q'24 2029E Target Origination >1.5X GROWTH Volume Fees $1.9B ~$5.0B LTM 2Q'24 2029E Target 20% AVG GROWTH Fee Related Earnings 1. Excludes inorganic inflows, leverage, and net segment transfers. Retirement Asset Management $125B $150B+

INVESTOR DAY 2024 $350M ~$900M 2020 - 2024E AVG 2025E - 2029E AVG ANNUAL TARGET PII Building Blocks for PII Growth Outlook 179 Realized Performance Fees Realized Investment Income Performance Related Compensation Operating Expenses Performance Fee-Eligible AUM $134B $180B $213B 2020 2022 2Q'24 ~2.5x cumulative PII target 2025E – 2029E ~$4.5B 95%+ of revenue <5% of revenue

INVESTOR DAY 2024

APOLLO

PII Outlook is Supported by Strong Performance in Our Private Equity Business

	Fund IX ~$25B *(2018 Vintage)*	Fund X ~$20B *(2023 Vintage)*
Deployment	Fully Invested	~50% Committed
IRR *(Gross / Net)*	29% / 20%	47% / 20%
Industry IRR[1] *(Net)*	*16%* *industry benchmark*	*n/a*
DPI[2] *(Gross / Net)*	0.6x / 0.5x	0.3x / 0.2x
Industry DPI[2] *(Net)*	*0.2x* *industry benchmark*	*n/a*

Note: As of June 30th, 2024, unless otherwise noted. 1. Latest available data as of 1Q'24 from Cambridge Associates. 2. Gross DPI figure reflects Gross Realized MOIC, which is total proceed over invested capital. Net DPI figure reflects the since-inception distributions over the since-inception paid-in-capital and excludes respective amounts for certain parties who may not pay management fees or performance fees. The since-inception paid-in-capital and the since-inception distributions have been adjusted to exclude the return of uninvested capital in accordance with the return of contributions provisions of the relevant prior fund partnership agreements and any amounts deemed to be bridge distributions pursuant to the bridge financing provisions of the relevant prior fund partnership agreements.

180

INVESTOR DAY 2024 SRE Focus Areas 181 Growth in the Athene Ecosystem and the Retained Business 1 Managing Through Transition in the Interest Rate Environment 2 Performance of the Alternatives Portfolio 3 SRE Outlook for 2025 4

INVESTOR DAY 2024

APOLLO

Growth of the Broader Athene Ecosystem Expected to Outpace SRE

Pre-ADIP

Avg Annual Growth
(2014-2019)


16%
14%
Gross Invested Assets[1]
SRE

Post-ADIP

Avg Annual Growth
(2020-2024E)


22%
23%
Gross Invested Assets[1]
SRE

Outlook

Avg Annual Growth
(2025E-2029E)


~15%
~10%
Gross Invested Assets[1]
SRE

Note: For periods prior to 2022, SRE represents Athene's historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity based compensation related to Athene's long-term incentive plan and operating income tax. 1. Includes the non-controlling interests in ACRA.

182

INVESTOR DAY 2024 Fundamental Drivers of Spread Related Earnings 183 Asset Growth Net Spread SRE Dollar Growth Inflows Runoff Third-Party Capital / ADIP Participation Spread on Growth Liability Costs Impact of Interest Rates Alternatives Return 1 2 3 4

INVESTOR DAY 2024 Components of Spread 184 1 Spread on Growth 2 Liability Costs 3 Impact of Interest Rates 4 Alternatives Return • Primary driver of long-term profitability • Widen and tighten but tend to mean revert • Stable beyond transitory competitive dynamics • Mostly neutral except in transitory periods • Tendency toward mean reversion • Portfolio being modified to more closely resemble AAA

INVESTOR DAY 2024 New Business Spreads Stable Except in Transitory Periods 185 UNDERWRITTEN SRE NET SPREAD ON 1H’24 NEW BUSINESS Asset Yield 6.5% Cost of Funds (5.3%) Opex (0.2%) Product Spread 1.0% Return on Capital, Wrap Fee, less Financing Costs 0.4% SRE Net Spread ~1.4% Current New Business Spreads Historical SRE Net Spread1 1.41 1.25 1.24 1.31 1.38 1.22 0.92 1.53 1.31 1.44 1.35 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1H'24 AVG 1.31% SRE Net Spread ex notables2 (%) 1. For periods prior to 2022, SRE represents Athene's historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity based compensation related to Athene's long-term incentive plan and operating income tax. 2. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments.

INVESTOR DAY 2024 What’s the Environment Today? 186 Then NOVEMBER 2023 Since Then SEPTEMBER 2024 No Change to Our Approach Long-Term Stable Liabilities Rigorous Credit Underwriting 1 7 % Prepayment Rate 4.09% 3-Month Term SOFR Projection at the end of 2025 460 bps BBB CLO Spreads +10 % Prepayment Rate (-1.17%) 3-Month Term SOFR Projection at the end of 2025 (-175 bps) BBB CLO Spreads Sources: Pensford, Apollo Analysts. 1. Market data as of October 31, 2023. 1

INVESTOR DAY 2024 Management Through Changing Rate Environments 187 3M SOFR 29% 17% 7%3 Athene SRE1 % Net Floating Rate Assets2 1. For periods prior to 2022, SRE represents Athene's historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity-based compensation related to Athene's long-term incentive plan and operating income tax. 2. Calculated as floating rate investments less floating rate liabilities at notional divided by ending net invested assets for the respective period. 3. As of June 30, 2024. $0.7B $1.1B $1.3B $1.4B $1.3B $2.5B $2.5B $3.1B $3.2B 2016 2017 2018 2019 2020 2021 2022 2023 2024E

INVESTOR DAY 2024
APOLLO

Active Management Through Athene's Alternatives Portfolio Transition

Alts Portfolio Composition


~10%
~20%
~70%
ATHORA & VENEABLE
~10%
~10%
~80%
2Q'24
PRO-FORMA[1]
APOLLO ALIGNED ALTERNATIVES ("AAA")
RETIREMENT SERVICES PLATFORMS
OTHER

Alts Performance Illustration


LTM 2Q'24
TRAILING 3Y ANNUALIZED
7.3%
9.1%
9.8%
11.2%
ATHENE ALTS PORTFOLIO ACTUAL
PRO-FORMA ILLUSTRATION[2]
ATHENE ALTS PORTFOLIO ACTUAL
PRO-FORMA ILLUSTRATION[2]
Net Returns

Note: Data as of June 30, 2024. For illustrative purposes only. Past performance is not indicative nor a guarantee of future results. Pro-forma amounts are illustrative presentations and do not reflect actual amounts. 1. Represents pro-forma hypothetical portfolio composition if management actions completed through September 30, 2024 were completed as of June 30, 2024. 2. Represents pro-forma hypothetical net returns for Athene's alternatives portfolio if management actions completed through September 30, 2024 were completed as of June 30, 2024, based on an approximate 80% allocation to AAA, approximate 10% allocation to certain Retirement Services Platform investments, and an approximate 10% allocation to Other investments.

188

INVESTOR DAY 2024

APOLLO

What It Means in 2025

2023

Reported 2023 SRE	**$3.1B**
2024 Mgmt Actions, if Taken in 2023: Hedges, Carry Cost, & Portfolio Rotation	($0.3B)
Illustrative Re-Based 2023 SRE	**$2.8B**

2024

Re-Based 2023 SRE	**$2.8B**
Organic Business Growth	+0.2B
Portfolio Optimization	+0.1B
Interest Rate Benefit	+0.1B
Estimated 2024 SRE	**$3.2B**
% YoY Growth (from Re-Based 2023)	*~14%*
Year-End Expected 3M SOFR[1]	*4.35%*

2025

Organic Business Growth	+
Portfolio Optimization	+
Interest Rate Impact	−
Year-End Expected 3M SOFR[1]	*3.61%*

Note: Re-Based 2023 SRE for Management Actions and % YoY Growth Estimate (Re-Based) are illustrative presentations and do not reflect actual 2023 SRE or management's disclosed estimate of year over year SRE growth for 2023 to 2024, respectively. SRE for 2023 was $3.1 billion. Management actions included adopting certain defensive asset allocation and interest rate hedging strategies, among other actions. 1. 3-Month SOFR Curve is an internal Apollo estimate, not reflective of the projected forward curve.

189

INVESTOR DAY 2024 $2.5B $2.5B $3.1B $3.2B $3.0B 2021A 2022A 2023A 2024E 2025E 2026E 2027E 2028E 2029E Long-Term SRE Outlook Note: For periods prior to 2022, SRE represents Athene's historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity-based compensation related to Athene's long-term incentive plan and operating income tax. 190 2021 Investor Day Target Target ~10% AVG GROWTH over next ~5 years ~$5.0B

INVESTOR DAY 2024 A Review of HoldCo Capital Priorities to 2024 1911. Includes total share repurchases executed from 2022 through September 30, 2024, inclusive of opportunistic share repurchases, repurchase activity to immunize employee stock award issuances, net share settlements, and forfeitures. Upgraded to A rating and operating at a strong A rating 1 Maintain strong liquidity position Migrate debt issuances to SEC-registered HoldCo debt Issue capital if attractive growth opportunities present Immunize share count for employee award issuances 2 3 4 5 Achieved On track Achieved 40+ basis point spread compression Issued mandatory convertible preferred stock 20%+ return on capital 36 million shares1 repurchased

INVESTOR DAY 2024 APOLLO

Targeting $21 Billion of HoldCo Capital Generation

Diverse Sources of Capital (2025E – 2029E)

After-Tax FRE NET OF EMPLOYEE STOCK IMMUNIZATION	$8B
Athene Dividend $750M PER YEAR	$4B
Excess PII	$4B
Incremental Borrowing Capacity AT CURRENT RATING	$5B
Total	~$21B

+ Upside from Athene Excess Capital

Uses of Capital (2025E – 2029E)

Base Dividend Growth (~10% AVG GROWTH OR 50% OF FRE GROWTH)	~$7B
Share Repurchase – To 600M in base plan, net – Excess for further repurchase	~$7B
Invest to Grow FRE or SRE (OR FURTHER CAPITAL RETURN)	~$7B

192

INVESTOR DAY 2024 Four Key Messages from Today’s Financial Presentation 193 Tracking at or ahead of targets Increasing our earnings power Generating excess capital Delivering shareholder value On track or ahead on financial targets and key business metrics Targeting a 15%+ per share earnings growth trajectory on average over the next 5 years Expect to generate significant amounts of capital We have a long track record of creating value for shareholders

INVESTOR DAY 2024 CLOSING AND Q&A MARC ROWAN & MARTIN KELLY Chief Executive Officer & Chief Financial Officer

INVESTOR DAY 2024
APOLLO

~$45T

RETIREMENT[2]

~$150T

INDIVIDUALS[3]

$75T+

GLOBAL INDUSTRIAL RENAISSANCE[1]

~$50T

RE-THINKING PUBLIC VS. PRIVATE[4]

APOLLO
Today

1. TAMs reflect the views and opinions of Apollo Analysts based on expected aggregate investment/capex demands over the next 10 years. 2. 2021 IAIS Survey and 1Q23 National Association of State Retirement Administrators Survey. 3. Sources: Bain Global Private Equity Report 2023, Altrata World Ultra Wealth Report 2024, Fidelity. 4. Reflects total assets under management of top 25 global asset management firms with capabilities primarily oriented toward active asset management, according to the views and opinions of Apollo Analysts.

195

INVESTOR DAY 2024 196 Playing to Win We’re building a Next Generation Financial Services Business

INVESTOR DAY 2024 APPENDIX & SUPPLEMENTS

INVESTOR DAY 2024 Asset Management Reporting Changes 198 Mgmt. Fees & Contribution LTM LTM $1,491 $1,647 $1,878 $2,134 $2,480 $2,607 Go Forward ReportingLegacy Reporting $ in millions $ in millions 63% 67% 70% 69% 68% 70% 37% 33% 30% 31% 32% 30% 100% 100% 100% 100% 100% 100% 2019 2020 2021 2022 2023 2Q'24 Credit Equity $1,491 $1,647 $1,878 $2,134 $2,480 $2,607 54% 58% 62% 66% 65% 66% 7% 8% 10% 10% 10% 10% 39% 34% 28% 24% 26% 24% 100% 100% 100% 100% 100% 100% 2019 2020 2021 2022 2023 2Q'24 Yield Hybrid Equity Note: We have updated the reporting of our Asset Management Strategies to Credit and Equity, from the previously reported Yield, Hybrid and Equity, which better reflects our Asset Management Investment Strategies. Prior periods have been restated to conform to current presentation.

INVESTOR DAY 2024 2Q’24 2Q’24 $183 $286 $307 $339 $411 $440 $16 $18 $22 $26 $28 $30 $48 $45 $40 $47 $53 $52 $246 $349 $369 $412 $493 $522 Asset Management Reporting Changes 199 Fee Generating AUM AUM $198 $299 $318 $347 $422 $451$48 $49 $51 $65 $71 $71 $246 $349 $369 $412 $493 $522 Go Forward ReportingLegacy Reporting $ in billions $ in billions $218 $333 $360 $392 $480 $521 $34 $42 $53 $56 $62 $70 $78 $80 $84 $99 $108 $105 $331 $455 $498 $548 $651 $696 2019 2020 2021 2022 2023 2Q'24 Yield Hybrid Equity $248 $365 $394 $421 $516 $562$84 $91 $103 $126 $135 $135 $331 $455 $498 $548 $651 $696 2019 2020 2021 2022 2023 2Q'24 Credit Equity Note: We have updated the reporting of our Asset Management Strategies to Credit and Equity, from the previously reported Yield, Hybrid and Equity, which better reflects our Asset Management Investment Strategies. Prior periods have been restated to conform to current presentation. Totals may not add due to rounding.

INVESTOR DAY 2024 LTM Origination 200 Origination Go Forward Reporting $ in billions $10 $8 $12 $22 $19 $22 $19 $37 $23 $21 $20 $25 $19 $24 $24 $30 $42 $55 $1 $4 $3 $1 $5 $5 $4 $3 $2 $3 $5 $3 $1 $8 $3 $1 $1 $11 $12 $12 $25 $20 $27 $24 $41 $26 $23 $23 $30 $22 $25 $32 $33 $43 $56 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Debt Origination Equity Origination Note: While our 2021 Investor Day target was debt origination only, we are now presenting Origination as the sum of debt origination and equity origination. We believe that this updated metric better represents the totality of our proprietary origination activity across asset classes.

INVESTOR DAY 2024 RECONCILIATION OF GAAP TO NON-GAAP MEASURES

INVESTOR DAY 2024 APOLLO

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in millions)	Year ended December 31, 2021	2022	2023	LTM 2Q'21	LTM 2Q'24	YTD 2Q'24
GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders	**$ 1,802**	**$ (1,961)**	**$ 5,001**	**$ 2,007**	**$ 5,623**	**$ 2,231**
Preferred dividends	37	-	46	37	95	49
Net income (loss) attributable to non-controlling interests	2,428	(1,546)	1,462	2,732	1,445	662
GAAP Net income (loss)	**$ 4,267**	**$ (3,507)**	**$ 6,509**	**$ 4,776**	**$ 7,163**	**$ 2,942**
Income tax provision (benefit)	594	(739)	(923)	639	(694)	683
GAAP Income (loss) before Income tax provision (benefit)	**$ 4,861**	**$ (4,246)**	**$ 5,586**	**$ 5,415**	**$ 6,469**	**$ 3,625**
Asset Management Adjustments:						
Equity-based profit sharing expense and other[1]	146	276	239	119	254	139
Equity-based compensation	80	185	236	71	284	158
Special equity-based compensation and other charges[2]	-	-	438	-	438	-
Preferred dividends	(37)	-	-	(37)	-	-
Transaction-related charges[3]	35	(42)	32	56	116	77
Merger-related transaction and integration costs[4]	67	70	27	24	30	15
Charges associated with corporate conversion	-	-	-	3	-	-
(Gains) losses from changes in tax receivable agreement liability	(10)	26	13	(14)	14	1
Net (income) loss attributable to non-controlling interests in consolidated entities	(418)	1,499	(1,556)	(428)	(1,541)	(700)
Unrealized performance fees	(1,465)	(2)	(127)	(2,497)	(328)	(354)
Unrealized profit sharing expense	649	20	179	1,060	237	194
One-time equity-based compensation charges[5]	949	-	-	-	-	-
HoldCo interest and other financing costs	170	122	88	171	77	30
Unrealized principal investment (income) loss	(222)	176	(88)	(530)	(59)	(10)
Unrealized net (gains) losses from investment activities and other	(2,431)	(144)	26	(1,804)	35	29
Retirement Services Adjustments:						
Investment (gains) losses, net of offsets	-	7,467	(170)	-	(190)	146
Non-operating change in insurance liabilities and related derivatives[6]	-	(1,433)	(182)	-	(889)	(876)
Integration, restructuring and other non-operating expenses	-	133	130	-	134	61
Equity-based compensation expense	-	56	88	-	83	24
Segment Income	**$ 2,374**	**$ 4,163**	**$ 4,959**	**$ 1,609**	**$ 5,164**	**$ 2,559**
HoldCo interest and other financing costs	(170)	(122)	(88)	(171)	(77)	(30)
Taxes and related payables	(172)	(795)	(789)	(119)	(787)	(456)
Adjusted Net Income	**$ 2,032**	**$ 3,246**	**$ 4,082**	**$ 1,319**	**$ 4,300**	**$ 2,073**
Notable items	-	3	(115)	-	(90)	-
Tax impact of notable items	-	(1)	24	-	19	-
Adjusted Net Income, Excluding Notable Items	**$ -**	**$ 3,248**	**$ 3,991**	**$ -**	**$ 4,229**	**$ 2,073**

1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are required to be used by employees of Apollo to purchase restricted shares of common stock or is delivered in the form of RSUs, which are granted under the Equity Plan. Equity-based profit sharing expense and other also includes performance grants which are tied to the Company's receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. 2. Special equity-based compensation and other charges includes equity-based compensation expense and associated taxes related to the previously announced special fully vested equity grants to certain senior leaders. 3. Transaction-related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 4. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company's merger with Athene. 5. Includes one-time equity-based compensation expense and associated taxes related to the Company's compensation structure reset. 6. Includes change in fair values of derivatives and embedded derivatives, non-operating change in funding agreements, change in fair value of market risk benefits, and non-operating change in liability for future policy benefits.

202

INVESTOR DAY 2024

APOLLO

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

($ in millions)	Year ended December 31, 2013	2014	2015	2016	2017	2018	2019	2020	2021
Net income available to Athene Holding Ltd. common stockholder	**$ 900**	**$ 471**	**$ 579**	**$ 773**	**$ 1,358**	**$ 1,053**	**$ 2,136**	**$ 1,446**	**$ 3,718**
Preferred stock dividends	-	-	-	-	-	-	36	95	141
Net income attributable to non-controlling interests	81	15	16	-	-	-	13	380	(59)
Net income	**$ 981**	**$ 486**	**$ 595**	**$ 773**	**$ 1,358**	**$ 1,053**	**$ 2,185**	**$ 1,921**	**$ 3,800**
Income tax expense	(8)	53	-	(61)	106	122	117	285	386
Income before income taxes	**$ 973**	**$ 539**	**$ 595**	**$ 712**	**$ 1,464**	**$ 1,175**	**$ 2,302**	**$ 2,206**	**$ 4,186**
Non-operating adjustments									
Bargain purchase gain	152	-	-	-	-	-	-	-	-
Investment gains (losses), net of offsets	(5)	152	(56)	47	199	(274)	994	733	1,024
Non-operating change in insurance liabilities and related derivatives	154	(28)	(30)	67	230	242	(65)	(235)	692
Integration, restructuring and other non-operating expenses	(184)	(279)	(58)	(22)	(68)	(22)	(70)	(10)	(124)
Stock compensation expense	-	(148)	(67)	(84)	(45)	(26)	(27)	(25)	(38)
Preferred stock dividends	-	-	-	-	-	-	36	95	141
non-controlling interests - pre-tax income and VIE adjustments	81	15	16	-	-	-	13	393	(18)
Less: Total adjustments to income before income taxes	198	(288)	(195)	8	316	(80)	881	951	1,677
Spread related earnings	**$ 775**	**$ 827**	**$ 790**	**$ 704**	**$ 1,148**	**$ 1,255**	**$ 1,421**	**$ 1,255**	**$ 2,509**
Notable items	-	-	(24)	158	(146)	34	5	(40)	(52)
Spread related earnings, excluding notable items	**$ 775**	**$ 827**	**$ 766**	**$ 862**	**$ 1,002**	**$ 1,289**	**$ 1,426**	**$ 1,215**	**$ 2,457**

Share Reconciliation	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Total GAAP Common Stock Outstanding	**567,565,120**	**567,762,932**	**569,003,922**	**569,535,344**
Non-GAAP Adjustments:				
Mandatory Convertible Preferred Stock[1]	15,999,683	15,564,983	14,524,381	14,528,625
Vested RSUs	12,502,457	22,072,379	18,438,577	18,421,647
Unvested RSUs Eligible for Dividend Equivalents	15,681,753	12,603,041	15,075,269	14,387,351
Adjusted Net Income Shares Outstanding	**611,749,013**	**618,003,335**	**617,042,149**	**616,872,967**

1. Reflects the number of shares of underlying common stock assumed to be issuable upon conversion of the Mandatory Convertible Preferred Stock during each period.

203

INVESTOR DAY 2024

APOLLO

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

($ in millions)	December 31, 2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Total investments, including related parties	**$ 58,154**	**$ 60,631**	**$ 64,525**	**$ 72,433**	**$ 84,379**	**$ 107,632**	**$ 129,845**	**$ 180,541**	**$ 209,176**	**$ 196,448**	**$ 238,941**
Derivative assets	(2,089)	(1,842)	(871)	(1,370)	(2,551)	(1,043)	(2,888)	(3,523)	(4,387)	(3,309)	(5,298)
Cash and cash equivalents (including restricted cash)	3,116	2,737	2,830	2,502	4,993	3,403	4,639	8,442	10,275	8,407	14,781
Accrued investment income	509	505	520	554	652	682	807	899	962	1,328	1,933
Net receivable (payable) for collateral on derivatives	(738)	(1,402)	(856)	(1,343)	(2,250)	(938)	(2,712)	(3,059)	(3,902)	(1,486)	(2,835)
Reinsurance impacts	(1,074)	(1,622)	(214)	(414)	(579)	223	(1,440)	(2,430)	(1,035)	1,423	(572)
VIE assets, liabilities and non-controlling interests	2,138	1,632	1,073	886	862	718	730	1,750	2,958	12,747	14,818
Unrealized (gains) losses	19	(1,060)	362	(1,030)	(2,794)	808	(4,095)	(7,275)	(4,057)	22,284	16,445
Ceded policy loans	(389)	(507)	(399)	(344)	(308)	(281)	(235)	(204)	(169)	(179)	(174)
Net investment receivables (payables)	-	-	(11)	(40)	(106)	(170)	(88)	(74)	43	186	11
Allowance for credit losses	-	-	-	-	-	-	-	357	361	471	608
Other Investments	-	-	-	-	-	-	-	-	-	(10)	(41)
Total adjustments to arrive at gross invested assets	1,492	(1,559)	2,434	(599)	(2,081)	3,402	(5,282)	(5,117)	1,049	41,862	39,676
Gross invested assets	**$ 59,646**	**$ 59,072**	**$ 66,959**	**$ 71,834**	**$ 82,298**	**$ 111,034**	**$ 124,563**	**$ 175,424**	**$ 210,225**	**$ 238,310**	**$ 278,617**
ACRA non-controlling interests	-	-	-	-	-	-	(7,077)	(25,234)	(34,882)	(41,859)	(61,190)
Net invested assets	**$ 59,646**	**$ 59,072**	**$ 66,959**	**$ 71,834**	**$ 82,298**	**$ 111,034**	**$ 117,486**	**$ 150,190**	**$ 175,343**	**$ 196,451**	**$ 217,427**

($ in millions)	June 30, 2019	2024
Total investments, including related parties	**$ 120,106**	**$ 265,044**
Derivative assets	(2,299)	(7,488)
Cash and cash equivalents (including restricted cash)	5,238	14,097
Accrued investment income	758	2,507
Net receivable (payable) for collateral on derivatives	(2,167)	(4,258)
Reinsurance impacts	(1,235)	(2,132)
VIE assets, liabilities and non-controlling interests	656	15,339
Unrealized (gains) losses	(3,084)	18,869
Ceded policy loans	(280)	(170)
Net investment receivables (payables)	(1,022)	(252)
Allowance for credit losses	-	682
Other Investments	-	(23)
Total adjustments to arrive at gross invested assets	(3,435)	37,171
Gross invested assets	**$ 116,671**	**$ 302,215**
ACRA non-controlling interests	-	(69,258)
Net invested assets	**$ 116,671**	**$ 232,957**

204

INVESTOR DAY 2024 APOLLO

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

($ in millions)	December 31, 2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Total AHL stockholders' equity	**$ 2,744**	**$ 4,550**	**$ 5,367**	**$ 6,881**	**$ 9,176**	**$ 8,276**	**$ 13,391**	**$ 18,657**	**$ 20,130**	**$ 7,158**	**$ 13,838**
Less: Preferred stock	-	-	-	-	-	-	1,172	2,312	2,312	3,154	3,154
Total AHL common stockholder's equity	**$ 2,744**	**$ 4,550**	**$ 5,367**	**$ 6,881**	**$ 9,176**	**$ 8,276**	**$ 12,219**	**$ 16,345**	**$ 17,818**	**$ 4,004**	**$ 10,684**
Less: Accumulated other comprehensive income (loss)	70	647	(241)	366	1,449	(472)	2,281	3,971	2,430	(7,321)	(5,569)
Less: Accumulated change in fair value of reinsurance assets	103	96	19	63	161	(75)	493	1,142	585	(3,127)	(1,882)
Less: Accumulated change in fair value of mortgage loan assets	-	-	-	-	-	-	-	-	-	(2,201)	(2,233)
Total adjusted AHL common stockholder's equity	**$ 2,571**	**$ 3,807**	**$ 5,589**	**$ 6,452**	**$ 7,566**	**$ 8,823**	**$ 9,445**	**$ 11,232**	**$ 14,803**	**$ 16,653**	**$ 20,368**

($ in millions)	December 31, 2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Average AHL stockholders' equity	**$ 2,304**	**$ 3,648**	**$ 4,959**	**$ 6,124**	**$ 8,029**	**$ 8,726**	**$ 10,834**	**$ 14,528**	**$ 19,295**	**$ 10,508**	**$ 9,386**
Less: Average preferred stock	-	-	-	-	-	-	586	1,633	2,312	2,764	3,154
Less: Average accumulated other comprehensive income (loss)	145	359	203	63	908	489	905	2,030	2,954	(4,762)	(6,699)
Less: Average accumulated change in fair value of reinsurance assets	52	100	58	41	112	43	209	575	776	(2,062)	(2,690)
Less: Average accumulated change in fair value of mortgage loan assets	-	-	-	-	-	-	-	-	-	(1,253)	(2,302)
Average adjusted AHL common stockholder's equity	**$ 2,108**	**$ 3,189**	**$ 4,698**	**$ 6,020**	**$ 7,009**	**$ 8,194**	**$ 9,134**	**$ 10,290**	**$ 13,253**	**$ 15,821**	**$ 17,923**

205

INVESTOR DAY 2024 IMPORTANT INFORMATION & DEFINITIONS

INVESTOR DAY 2024 Additional Important Information Estimates and Assumptions This presentation includes certain unaudited financial and business projections and goals on Apollo’s future outlook (the “Estimates”). Estimates, and their underlying assumptions, are inherently unpredictable and undue reliance should not be placed thereon. The Estimates reflect the internal financial model that Apollo uses in connection with its strategic planning and are based on numerous variables and assumptions made by Apollo’s management with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Apollo’s businesses, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Apollo’s management. Because the Estimates cover multiple years, by their nature, they also become subject to greater uncertainty and are less reliable with each successive year. The Estimates reflect subjective judgment in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the Estimates constitute forward looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the results forecasted in these projections. Please consider carefully the Forward Looking Statements and Other Important Disclosures at the beginning of this presentation. There can be no assurance that the Estimates will be realized or that actual results will not be significantly higher or lower than forecast. The Estimates may be affected by Apollo’s ability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, there can be no assurance that the Estimates will be realized, and actual results may vary materially from those shown. The Estimates cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. The inclusion of the Estimates in this presentation should not be regarded as an indication that Apollo or any of its affiliates, advisors, officers, directors or representatives considered or considers the Estimates to be necessarily predictive of actual future events, and the Estimates should not be relied upon as such. The inclusion of the Estimates herein should not be deemed an admission or representation by Apollo that its management views the Estimates as material information. Neither Apollo nor any of its affiliates, advisors, officers, directors or representatives has made or makes any representation to any of Apollo’s stockholders or any other person regarding the ultimate performance of Apollo compared to the information contained in the Estimates or can give any assurance that actual results will not differ materially from the Estimates, and none of them undertakes any obligation to update or otherwise revise or reconcile the Estimates to reflect circumstances existing after the date the Estimates were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Estimates are shown to be in error. Certain of the projected financial information set forth herein may be considered non-GAAP financial measures. There are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Apollo may not be comparable to similarly titled amounts used by other companies. No reconciliation of non-GAAP financial measures in the Estimates to GAAP measures was created or used in connection with preparing the Estimates. In light of the foregoing factors and the uncertainties inherent in the Estimates, Apollo’s stockholders and others are cautioned not to place undue reliance on the Estimates. Without limiting the statements made in the prior paragraphs, please take note of the following additional important information. Assets Under Management (“AUM”) The estimates and expectations about new fund capital that Apollo can raise in various strategies and formats and Apollo’s AUM in the future depend on many assumptions about future events and circumstances, including but not limited to the fundraising environment generally, investor interest in the investment strategies presented, and the expected pace and the time periods within which fundraising will be completed. There are many factors that could delay, impede or prohibit the future fundraising that Apollo currently expects, including not limited to market disruption, loss of key personnel, lack of investor interest, negotiations with investors, and other events or circumstances that we may or may not be able to predict, manage or control (including but not limited to the matters discussed in the Forward Looking Statements and Other Important Disclosures section at the beginning of this presentation). Fee Related Earnings (“FRE”), Spread Related Earnings (“SRE”) and Principal Investing Income (“PII”) The estimates and expectations about Apollo’s FRE, SRE and PII in the future depend on many assumptions about future events and circumstances, including but not limited to (i) the assumptions about future fundraising and AUM, (ii) the actual terms and conditions of the Apollo Products to be raised in the future, including management fee rates and performance fees paid, (iii) the investment and transaction activity of Apollo entities, (iv) the ability to generate liability growth, realize target returns and target net spreads on Athene’s investment portfolio, (v) the variability and level of our operating expenses, and (vi) the timing and amounts generated by the monetization of investments held by Apollo entities. The value of unrealized investment gains and unrealized carried interest may be volatile and subject to material change, and the actual realized value of currently unrealized investments will depend on, among other factors, the value of the investments and market conditions at the time of disposition, legal and contractual restrictions, transaction costs, and the timing and manner of sale, all of which may differ from the assumptions used for this presentation. Accordingly, the actual realized values of unrealized investments and carried interest may differ materially from the values assumed by Apollo for purposes of this presentation. The actual realized returns and net spreads on Athene’s business and investments can be highly dependent on future interest rates, credit spreads, regulatory, accounting and tax rules and rating agencies models, among other things. There are many factors that could delay, impede or prohibit Apollo’s ability to generate the future fees, FRE, SRE and PII that Apollo currently expects, including but not limited to market disruption, loss of key personnel, lack of investor or third party interest, negotiations by investors or other third parties, unexpected expenses, and other events or circumstances that we may or may not be able to predict, manage or control (including but not limited to the matters discussed in the Forward Looking Statements and Other Important Disclosures section at the beginning of this presentation). 207

INVESTOR DAY 2024 Additional Important Information (continued) Adjusted Net Income (“ANI”) The estimates and expectations about Apollo’s ANI in the future depend on many assumptions about future events and circumstances, including but not limited to (i) the assumptions about future AUM, FRE, SRE and PII, and (ii) taxes and related payables and HoldCo interest and other financing costs. There are many factors that could delay, impede or prohibit Apollo’s ability to generate the ANI that Apollo currently expects, including but not limited to market disruption, loss of key personnel, lack of investor or third party interest, negotiations by investors or other third parties, unexpected expenses including higher income taxes resulting from changes in tax legislation, and other events or circumstances that we may or may not be able to predict, manage or control (including but not limited to the matters discussed above and in the Forward Looking Statements and Other Important Disclosures section at the beginning of this presentation). Business Growth All statements relating to the potential for future business growth are inherently uncertain and are based on current market conditions, which can change at any time, and various assumptions about the ability to capitalize on growth opportunities and future business performance. No inference should be made that Apollo (including Athene) can or will grow any of its businesses materially or sufficiently to meet or approach the size of any market or sector leader disclosed in this presentation. See the disclosure in the Forward Looking Statements and Other Important Disclosures section at the beginning of this presentation. APOLLO DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE ESTIMATES TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH ESTIMATES ARE NO LONGER APPROPRIATE OR ARE SHOWN TO BE IN ERROR, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW. Performance Information Past performance is not necessarily indicative of future results and there can be no assurance that Apollo, Athene or any Apollo Product or strategy will achieve comparable results, or that any investments made by Apollo in the future will be profitable. Actual realized value of currently unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions and circumstances on which the current unrealized valuations are based. Accordingly, the actual realized values of unrealized investments may differ materially from the values indicated herein. Information contained herein may include information with respect to prior investment performance of one or more Apollo or Athene funds or investments, including gross and/or net internal rates of return (“IRR”), gross and/or net multiple of investment cost (“MOIC”) and gross and/or net distributions to paid-in-capital (“DPI”). Information with respect to prior performance, while a useful tool in evaluating investment activities, is not necessarily indicative of actual results that may be achieved for unrealized investments. The realization of such performance is dependent upon many factors, many of which are beyond the control of Apollo. Aggregated return information is not reflective of an investable product, and as such does not reflect the returns of any Apollo Product. Certain Apollo Products referenced herein may utilize a credit facility (sometimes referred to as a “subscription line”) to make investments and pay expenses and for other purposes to the extent permitted by each Apollo Product’s partnership agreement. Such fund-level borrowing to fund investments impacts net IRR calculations because net IRR is calculated based on investor cash outlays to, and returns from, the Apollo Product and as such, returns depend on the amount and timing of investor capital contributions. When the Apollo Product uses borrowed funds in advance or in lieu of calling capital, investors make correspondingly later or smaller capital contributions. Accordingly, this Product-level borrowing could result in higher net IRR (even after taking into account the associated interest expense of the borrowing) or lower net IRR, than if capital had been called to fund the investments or capital had been contributed at the inception of the investment. In addition, the Apollo Product may pay all related expenses, including interest, on its subscription line facility and investors will bear such costs. Please refer to the Definitions section for additional information regarding gross and net IRR, MOIC and DPI. Track Record Track record provided herein is for illustrative purposes only. The investments in the track records were selected on the basis that they fall within the scope of the investment mandate of an Apollo Product and/or investment strategy and are intended solely as examples illustrative of the potential investment strategy of the Fund or of the types of investments that may be entered into by the Fund. None of the examples included in the track records is necessarily indicative of all of Apollo’s investment strategies or prior investment performance. While Apollo believes that the performance information herein includes applicable historical investments, there can be no assurance as to the validity, thoroughness or accuracy of Apollo’s determination methodology. Moreover, while certain members of the applicable investment committee were involved in the consummation of certain of the historical representative transactions described in the track records, the sourcing of these investments and the decisions to consummate these investments were not all necessarily made by the same group of professionals, some of which may no longer be employed by Apollo, nor were such investments approved by the same investment committee. Past performance is not indicative nor a guarantee of future results. There can be no assurance that any Apollo Product will be able to implement its investment strategy or investment approach to achieve comparable results or that it will be successful. Moreover, there can be no assurance that any similar investment opportunities will be available or pursued by the Apollo Product in the future. 208

INVESTOR DAY 2024 Additional Important Information (continued) Target Returns Target returns are presented solely for providing insight into an investment’s objectives and detailing anticipated risk and reward characteristics in order to facilitate comparisons with other investments and for establishing a benchmark for future evaluation of the investment’s performance. Target returns are not predictions, projections or guarantees of future performance. Target returns are based upon estimates and assumptions that a potential investment will yield a return equal to or greater than the target. There can be no assurance that Apollo will be successful in finding investment opportunities that meet these anticipated return parameters. Apollo’s target of potential returns from an investment is not a guarantee as to the quality of the investment or a representation as to the adequacy of Apollo’s methodology for estimating returns. Target returns should not be used as a primary basis for an investor’s decision to make an investment. Unless otherwise indicated, target returns are presented gross and do not reflect the effect of applicable fees, incentive compensation, certain expenses and taxes. Index Comparisons Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number of investments, recycling or reinvestment of distributions, and types of assets). It may not be possible to directly invest in one or more of these indices and the holdings of any strategy may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any strategy or Apollo Product. Set forth below is additional information about index performance and yield data included in this presentation. Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Agg”) is a market-weighted, intermediate-term bond index over 6,500 intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. This index is an unmanaged statistical composite and its returns do not include payment of any sales charges or fees an investor would pay to purchase the securities the index represents. Such costs would lower performance. The Bloomberg U.S. Corporate Index (“Bloomberg Baa U.S. Corporate”) measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers. The index includes securities with remaining maturity of at least one year. ICE BofA High Yield Master Index (“ICE BofA U.S. HY Index”) tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. S&P 500 Index (“S&P500”) is a market capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value. The S&P 500 is a market value or market-capitalization-weighted index and one of the most common benchmarks for the broader U.S. equity markets. Additional information on the S&P 500 can be found here. Pipeline Information Fundraising and investment pipeline information herein is based on a number of assumptions that are subject to significant business, market, economic and competitive uncertainties, many of which are beyond Apollo’s control or are subject to change. As such, there is no guarantee that the opportunities identified in the pipeline will be available in the future, launched, consummated or achieve target returns. Funds, Products and Investments that Have Not Yet Launched/Closed Certain Apollo Products, strategies, etc. referenced herein may not have launched or closed, including but not limited to Fund XI, and there can be no guarantee or assurance that they will launch or close in the future. References to Plan or Base Plan References to a Plan or Base Plan throughout this presentation refer to an aspirational business plan that is hypothetical, presented for illustrative purposes only and based on a variety of assumptions. There is no guarantee that plan or base plan results indicated herein will be achieved. References to Certain Investments Specific references to investments have been provided on a non-performance based criteria for information purposes only. Apollo makes no guarantee that similar investments would be available in the future or, if available, would be profitable. Not all investments shown are currently held by Apollo or an Apollo Product. Assets Under Management Assets under management, or “AUM”, is defined in the Definitions section. Please note that certain references to AUM provided herein may include totals from different Apollo Products, or investments from different segments in order to present strategy related information, as well as to present capital activity information. In addition, certain AUM figures presented herein may be rounded and as a result of certain rounding differences, totals may not reconcile with overall AUM. 209

INVESTOR DAY 2024 Additional Important Information (continued) Ratings Information Apollo, its affiliates, and third parties that provide information to Apollo, such as rating agencies, do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Apollo, its affiliates and third party content providers give no express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Credit ratings are statements of opinions and not statements of facts or recommendations to purchase, hold or sell securities. They do not address the suitability of securities for investment purposes and should not be relied on as investment advice. Neither Apollo nor any of its respective affiliates have any responsibility to update any of the information provided herein. Ratings may be obtained from various rating agencies, including nationally recognized statistical rating organizations (“NRSROs”) and other non-NRSROs. Rating agencies are privately owned companies that are compensated by issuers. References to Sustainability Any discussion of the sustainability process and strategies of Apollo or the applicable fund(s), or any data provided, may be based on information from numerous sources, including issuers, third-party experts, and public sources. Additionally, any sustainability information provided may be based on opinions, assumptions, subjective views, beliefs, and judgments of analysts and is subject to change at any time without notice. There can be no assurance that any sustainability initiatives will be successful. While Apollo believes that considering sustainability risks may improve performance, not all Apollo strategies promote sustainability characteristics or limit its investments to those that satisfy the sustainability criteria discussed herein. References to Climate & Transition Investments Climate and Transition Investments are defined as those deemed to be aligned with Apollo’s proprietary Climate and Transition Investment Framework. Under Apollo’s Climate and Transition Investment Framework, Climate and Transition Investments are identified as either Climate or Transition based on their underlying contribution to the sustainable economy activities described in Apollo’s Sustainable Economy Activities Taxonomy. Each of the Climate and Transition Investment Framework and Apollo’s Sustainable Economy Activities Taxonomy may change over time and is subject to change any time without notice. Please see the Forward Looking Statements and Other Important Disclosures section at the beginning of the presentation and Definitions section below for additional important disclosures and definitions. Historical definitions of certain terms used herein may differ from current definitions. In addition, information about factors affecting Apollo, including a description of risks that should be considered when making a decision to purchase or sell any securities of Apollo or Athene, can be found in the company’s public filings with the SEC that are available at http://www.sec.gov. From time to time, we may use our website as a channel of distribution of material information. Financial and other material information regarding Apollo is routinely posted on and accessible at www.apollo.com. Information on the website is not incorporated by reference herein and is not a part of this presentation. 210

INVESTOR DAY 2024 211 Definitions • “Segment Income”, or “SI”, is the key performance measure used by management in evaluating the performance of the asset management, retirement services, and principal investing segments. Management uses Segment Income to make key operating decisions such as the following: ▪ decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires; ▪ decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; ▪ decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s stockholders by providing such individuals a profit sharing interest in the performance fees earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year; and ▪ decisions related to the amount of earnings available for dividends to Common Stockholders and holders of RSUs that participate in dividends. Segment Income is the sum of (i) Fee Related Earnings, (ii) Spread Related Earnings, and (iii) Principal Investing Income. Segment Income excludes the effects of the consolidation of any of the related funds and SPACs, HoldCo interest and other financing costs not attributable to any specific segment, Taxes and Related Payables, transaction-related charges and any acquisitions. Transaction-related charges includes equity-based compensation charges, the amortization of intangible assets, contingent consideration, and certain other charges associated with acquisitions, and restructuring charges. In addition, Segment Income excludes non-cash revenue and expense related to equity awards granted by unconsolidated related parties to employees of the Company, compensation and administrative related expense reimbursements, as well as the assets, liabilities and operating results of the funds and VIEs that are included in the consolidated financial statements. • “Fee Related Earnings”, or “FRE”, is a component of Segment Income that is used to assess the performance of the Asset Management segment. FRE is the sum of (i) management fees, (ii) capital solutions and other related fees, (iii) fee-related performance fees from indefinite term vehicles, that are measured and received on a recurring basis and not dependent on realization events of the underlying investments, excluding performance fees from Athene and performance fees from origination platforms dependent on capital appreciation, and (iv) other income, net, less (a) fee-related compensation, excluding equity-based compensation, (b) non-compensation expenses incurred in the normal course of business, (c) placement fees and (d) non-controlling interests in the management companies of certain funds the Company manages. • “Spread Related Earnings”, or “SRE” is a component of Segment Income that is used to assess the performance of the Retirement Services segment, excluding certain market volatility, which consists of investment gains (losses), net of offsets and non-operating change in insurance liabilities and related derivatives, and certain expenses related to integration, restructuring, equity-based compensation, and other expenses. For the Retirement Services segment, SRE equals the sum of (i) the net investment earnings on Athene’s net invested assets and (ii) management fees received on business managed for others, less (x) cost of funds, (y) operating expenses excluding equity-based compensation and (z) financing costs, including interest expense and preferred dividends, if any, paid to Athene preferred stockholders. • “Principal Investing Income”, or “PII” is a component of Segment Income that is used to assess the performance of the Principal Investing segment. For the Principal Investing segment, PII is the sum of (i) realized performance fees, including certain realizations received in the form of equity, (ii) realized investment income, less (x) realized principal investing compensation expense, excluding expense related to equity-based compensation, and (y) certain corporate compensation and non-compensation expenses. • “Adjusted Net Income” or “ANI” represents Segment Income less HoldCo interest and other financing costs and estimated income taxes. Adjusted Net Income is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”). Income taxes on FRE and PII represents the total current corporate, local, and non-U.S. taxes as well as the current payable under Apollo’s tax receivable agreement. Income taxes on FRE and PII excludes the impacts of deferred taxes and the remeasurement of the tax receivable agreement, which arise from changes in estimated future tax rates. For purposes of calculating the Adjusted Net Income tax rate, Segment Income is reduced by HoldCo interest and financing costs. Certain assumptions and methodologies that impact the implied FRE and PII income tax provision are similar to those used under U.S. GAAP. Specifically, certain deductions considered in the income tax provision under U.S. GAAP relating to transaction related charges, equity-based compensation, and tax deductible interest expense are taken into account for the implied tax provision. Income Taxes on SRE represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Management believes the methodologies used to compute income taxes on FRE, SRE, and PII are meaningful to each segment and increases comparability of income taxes between periods.

INVESTOR DAY 2024 212 Definitions (continued) • “Assets Under Management”, or “AUM”, refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. AUM equals the sum of: 1. the net asset value (“NAV”), plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit and certain equity funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in credit, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain credit funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any Apollo Fund management agreements. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in its funds; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs. • “Fee-Generating AUM” or “FGAUM” consists of assets of the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services and on which we earn management fees, monitoring fees or other investment-related fees pursuant to management or other fee agreements on a basis that varies among the Apollo funds, partnerships and accounts. Management fees are normally based on “net asset value,” “gross assets,” “adjusted par asset value,” “adjusted cost of all unrealized portfolio investments,” “capital commitments,” “adjusted assets,” “stockholders’ equity,” “invested capital” or “capital contributions,” each as defined in the applicable management agreement. Monitoring fees, also referred to as advisory fees, with respect to the structured portfolio company investments of the funds, partnerships and accounts we manage or advise, are generally based on the total value of such structured portfolio company investments, which normally includes leverage, less any portion of such total value that is already considered in Fee-Generating AUM. • “Performance Fee-Eligible AUM” or “PFEAUM” refers to the AUM that may eventually produce performance fees. All funds for which we are entitled to receive a performance fee allocation or incentive fee are included in Performance Fee-Eligible AUM, which consists of the following: ▪ “Performance Fee-Generating AUM”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services, that is currently above its hurdle rate or preferred return, and profit of such funds, partnerships and accounts is being allocated to, or earned by, the general partner in accordance with the applicable limited partnership agreements or other governing agreements; ▪ “AUM Not Currently Generating Performance Fees”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is currently below its hurdle rate or preferred return; and ▪ “Uninvested Performance Fee-Eligible AUM”, which refers to capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is available for investment or reinvestment subject to the provisions of applicable limited partnership agreements or other governing agreements, which capital is not currently part of the NAV or fair value of investments that may eventually produce performance fees allocable to, or earned by, the general partner.

INVESTOR DAY 2024 213 Definitions (continued) • “ACRA” refers to Athene Co-Invest Reinsurance Affiliate Holding Ltd, together with its subsidiaries ("ACRA 1"), and Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd, together with its subsidiaries ("ACRA 2"). • “ADIP” refers to Apollo/Athene Dedicated Investment Program ("ADIP I") and Apollo/Athene Dedicated Investment Program II ("ADIP II"), funds managed by Apollo including third-party capital that, through ACRA, invest alongside Athene in certain investments. • "Adjusted Net Income Shares Outstanding" or "ANI Shares Outstanding" consists of total shares of Common Stock outstanding, RSUs that participate in dividends, and shares of Common Stock assumed to be issuable upon the conversion of the shares of Mandatory Convertible Preferred Stock. • “Adjusted Operating ROE” is a non-GAAP measure used to evaluate Athene's financial performance excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets as well as mortgage loan assets, net of tax. Adjusted operating ROE is calculated as spread related earnings divided by average adjusted AHL common stockholder’s equity. Adjusted AHL common stockholder’s equity is calculated as the ending AHL stockholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with Athene’s underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with its AFS securities, reinsurance assets and mortgage loans. Except with respect to reinvestment activity relating to acquired blocks of businesses, Athene typically buys and holds investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted operating ROE should not be used as a substitute for ROE. However, Athene believes the adjustments to net income (loss) available to AHL common stockholder and AHL stockholders' equity are significant to gaining an understanding of its overall financial performance. • “Athene” refers to Athene Holding Ltd. (together with its subsidiaries, “Athene”), a subsidiary of the Company and a leading retirement services company that issues, reinsures and acquires retirement savings products designed for the increasing number of individuals and institutions seeking to fund retirement needs, and to which Apollo, through its consolidated subsidiary Apollo Insurance Solutions Group LP (“ISG”), provides asset management and advisory services. • “Athora” refers to a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (collectively, the “Athora Accounts”). • “Capital solutions fees and other, net” primarily includes transaction fees earned by Apollo Capital Solutions ("ACS") related to underwriting, structuring, arrangement and placement of debt and equity securities, and syndication for funds managed by Apollo, portfolio companies of funds managed by Apollo, and third parties. Capital solutions fees and other, net also includes advisory fees for the ongoing monitoring of portfolio operations and directors' fees. These fees also include certain offsetting amounts including reductions in management fees related to a percentage of these fees recognized ("management fee offset") and other additional revenue sharing arrangements. • "Gross IRR" of a traditional private equity fund represents the cumulative investment-related cash flows (i) for a given investment for the fund or funds which made such investment, and (ii) for a given fund, in the relevant fund itself (and not any one investor in the fund), in each case, on the basis of the actual timing of investment inflows and outflows (for unrealized investments assuming disposition on September 30, 2024 or other date specified) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, performance fees and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross DPI” reflects Gross Realized MOIC, which is total proceed over invested capital. Gross DPI does not represent the return to any fund investor. • “HoldCo” refers to Apollo Global Management, Inc. • “Inflows” within the Asset Management segment represents (i) at the individual strategy level, subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers, and (ii) on an aggregate basis, the sum of inflows across the credit and equity strategies. • “Mandatory Convertible” or “Mandatory Convertible Preferred Stock” refers to the 6.75% Series A Mandatory Convertible Preferred Stock of HoldCo.

INVESTOR DAY 2024 214 Definitions (continued) • “Net Invested Assets” represent the investments that directly back Athene's net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which is used to analyze the profitability of Athene’s investment portfolio. Net invested assets include (a) total investments on the statements of financial condition, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and non-controlling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude the derivative collateral offsetting the related cash positions. Athene includes the underlying investments supporting its assumed funds withheld and modco agreements and excludes the underlying investments related to ceded reinsurance transactions in its net invested assets calculation in order to match the assets with the income received. Athene believes the adjustments for reinsurance provide a view of the assets for which it has economic exposure. Net invested assets include Athene’s proportionate share of ACRA investments, based on its economic ownership, but do not include the proportionate share of investments associated with the non-controlling interests. Net invested assets are averaged over the number of quarters in the relevant period to compute a net investment earned rate for such period. While Athene believes net invested assets is a meaningful financial metric and enhances the understanding of the underlying drivers of its investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under U.S. GAAP. • "Net IRR" of a traditional private equity fund represents the gross IRR applicable to a fund, including returns for related parties which may not pay fees or performance fees, net of management fees, certain expenses (including interest incurred or earned by the fund itself) and realized performance fees all offset to the extent of interest income, and measures returns at the fund level on amounts that, if distributed, would be paid to investors of the fund. The timing of cash flows applicable to investments, management fees and certain expenses, may be adjusted for the usage of a fund’s subscription facility. To the extent that a fund exceeds all requirements detailed within the applicable fund agreement, the estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner of such fund, thereby reducing the balance attributable to fund investors. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • “Net DPI” reflects the since-inception distributions over the since-inception paid-in-capital and excludes respective amounts for certain parties who may not pay management fees or performance fees. The since-inception paid-in-capital and the since-inception distributions have been adjusted to exclude the return of uninvested capital in accordance with the return of contributions provisions of the relevant prior fund partnership agreements and any amounts deemed to be bridge distributions pursuant to the bridge financing provisions of the relevant prior fund partnership agreements. Net DPI does not represent the return to any fund investor. • “Origination” represents (i) capital that has been invested in new equity, debt or debt like investments by Apollo's equity and credit strategies (whether purchased by Apollo funds and accounts, or syndicated to third parties) where Apollo or one of Apollo's platforms has sourced, negotiated, or significantly affected the commercial terms of the investment; (ii) new capital pools formed by debt issuances, including CLOs; and (iii) net purchases of certain assets by the funds and accounts we manage that we consider to be private, illiquid, and hard to access assets and which the funds and accounts otherwise may not be able to meaningfully access. Origination generally excludes any issuance of debt or debt-like investments by the portfolio companies of the funds we manage. • “Other operating expenses” within the Principal Investing segment represents expenses incurred in the normal course of business and includes allocations of non-compensation expenses related to managing the business. • “Other operating expenses” within the Retirement Services segment represents expenses incurred in the normal course of business inclusive of compensation and non-compensation expenses, but does not include the proportionate share of the ACRA operating expenses associated with the non-controlling interests. • “Principal investing compensation” within the Principal Investing segment represents realized performance compensation, distributions related to investment income and dividends, and includes allocations of certain compensation expenses related to managing the business. • “Vintage Year” refers to the year in which a fund’s final capital raise occurred, or, for certain funds, the year of a fund’s effective date or the year in which a fund’s investment period commences pursuant to its governing agreements.